UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

W.W. Grainger, Inc.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GRAINGER

2025

Notice of Annual Meeting & Proxy Statement

GRAINGER

Our Purpose

We Keep The World Working®

Our Aspiration

We relentlessly expand our leadership position by being the go-to partner for people who build and run safe, sustainable and productive operations.

Our Strategy

High-Touch Solutions model

We deliver compelling value-added MRO solutions through our teams of specialists and curated digital experiences.

- Advantaged MRO solutions
- Differentiated sales and services
- Unparalleled customer service

Endless Assortment model

We make business supply purchasing remarkably easy through a streamlined and transparent online relationship that provides access to everything a customer needs.

- Expansive product assortment
- Innovative customer acquisition and retention capabilities

Our Principles

The following principles are at the heart of how we work—with one another, our customers, suppliers and communities.

The Grainger Edge®

A Message from Our Chairman of the Board and
Chief Executive Officer
March 7, 2025
Dear Grainger Shareholders,
We are pleased to invite you to attend the 2025 annual meeting of shareholders of W.W. Grainger, Inc. on Wednesday, April 30, 2025, at 10 a.m. Central Time. This year’s annual meeting will be held as a virtual meeting with no in-person attendance.
At the meeting, we will report on our operations and other matters of current interest. Shareholders will also vote on the matters described in the accompanying Notice of 2025 Annual Meeting of Shareholders and Proxy Statement, and any other matters properly brought before the meeting.
As in prior years, we have elected to deliver our proxy materials to the majority of our shareholders electronically. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of 2025 Annual Meeting of Shareholders on the following page contains instructions on how to:
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vote by internet, by telephone or by mail; and

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receive a paper copy of the proxy materials by mail.

Please take the time to carefully read the Notice of 2025 Annual Meeting of Shareholders and Proxy Statement that follow. Regardless of whether you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by internet, or—if you have a paper copy—by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.
We look forward to your participation at the meeting.
Sincerely,
D.G. Macpherson
Chairman of the Board and Chief Executive Officer
100 Grainger Parkway
Lake Forest, Illinois
60045-5201
(847) 535-1000

Thanks to our more than 26,000 dedicated team members who live our purpose—We Keep the World Working®—Grainger continues to focus on what matters most: providing excellent service to our customers, making their jobs easier and helping them save time and money. As we look to 2025, we will continue to be a trusted partner for our customers while enhancing our capabilities for the future.

Notice of 2025 Annual Meeting of Shareholders
LOGISTICS
Date and Time 10:00 a.m., Central Time, on Wednesday, April 30, 2025
Shareholders Meeting (Held Virtually)
Record Date March 3, 2025
MEETING AGENDA	BOARD RECOMMENDATION
PROPOSAL 1: To elect 12 Director nominees named in the proxy statement for the ensuing year	Vote FOR all nominees
PROPOSAL 2: To ratify the appointment of Ernst & Young LLP (“EY”) as independent auditor for the year ending December 31, 2025	Vote FOR
PROPOSAL 3: To approve on a non-binding advisory basis the compensation of Grainger’s Named Executive Officers	Vote FOR
PROPOSAL 4: To approve and adopt the amendment to the Restated Articles of Incorporation to eliminate cumulative voting	Vote FOR

For additional information about our 2025 annual meeting of shareholders (the “2025 Annual Meeting”), see Questions and Answers beginning on page 79.
We will also consider any other matters that may properly be brought before the meeting (and any postponements or adjournments of the meeting).
Virtual Meeting
We have decided to hold the 2025 Annual Meeting virtually. We believe hosting a virtual annual meeting enables shareholders to attend and participate fully and equally, improves meeting efficiency and our ability to effectively communicate and engage with shareholders regardless of their holdings, resources or physical location, and provides cost savings to the Company. To virtually attend the 2025 Annual Meeting, visit www.virtualshareholdermeeting.com/GWW2025 (the “Annual Meeting Website”), and enter the 16-digit control number found on your proxy card or voting instruction form (“Control Number”). You may vote your shares and submit your questions prior to the 2025 Annual Meeting. We will answer questions germane to the Company and the 2025 Annual Meeting.
Proxy Materials
This 2025 Notice of Annual Meeting of Shareholders, the following proxy statement, and the accompanying proxy card were first distributed or made available to shareholders on or about March 7, 2025.
By order of the Board of Directors,
Nancy L. Berardinelli-Krantz
Senior Vice President and Chief Legal Officer

Admission
Shareholders of W.W. Grainger, Inc. (“Grainger” or the “Company”), as of March 3, 2025 (the “Record Date”), may attend the 2025 Annual Meeting virtually, via webcast format, on April 30, 2025 at 10:00 a.m., Central Time.
Voting
Shareholders of Grainger, as of the Record Date, are entitled to vote, as follows:
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Shareholders have the right to cumulative voting in the election of Directors. For a definition of cumulative voting, see Questions and Answers—Voting Information—What is cumulative voting? How many votes do I have? on page 79; and

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Each share of Grainger common stock is entitled to one vote for each of the other proposals.

Regardless of whether you plan to attend the 2025 Annual Meeting, we hope you will vote as soon as possible. You may vote your shares prior to the 2025 Annual Meeting, electronically or by toll-free telephone number. If you received a paper copy of a proxy or a voting instruction card by mail, you may submit your proxy or voting instruction card before the 2025 Annual Meeting by completing, signing, dating, and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on voting, see Questions and Answers—Voting Information beginning on page 79.

INTERNET	TELEPHONE	MAIL
www.proxyvote.com up until 10:59 p.m. CT on April 29, 2025*	1-800-690-6903 up until 10:59 p.m. CT on April 29, 2025*	Mark, sign, and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or return it to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

*
Until 10:59 p.m. CT on April 27, 2025, if your shares are held in the W.W. Grainger, Inc. Retirement Savings Plan (the “Retirement Savings Plan”), the W.W. Grainger, Inc. 401(k) Plan or the Company’s Employee Stock Purchase Plan.

Electronic Delivery of Proxy Materials
We encourage all shareholders to voluntarily elect to receive all proxy materials electronically. This helps reduce the paper mailed to you and supports our goal of minimizing our environmental footprint.
SIGN UP FOR E-DELIVERY AT WWW.PROXYVOTE.COM Please have your 16-digit control number available.	BENEFITS OF E-DELIVERY: • immediate and convenient access to the materials • helps reduce our impact on the environment • helps reduce our printing and mailing costs
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be Held Virtually on April 30, 2025
This Notice of 2025 Annual Meeting of Shareholders, the following proxy statement, the accompanying proxy card, and our 2024 Annual Report on Form 10-K are available under “Financials” in the Investor Relations section of our website at http://invest.grainger.com and also may be obtained free of charge on written request to the Office of the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

1	CORPORATE GOVERNANCE
1	The Role of the Board
3	Director Independence
4	Transactions with Related Persons
5	Board Qualifications, Attributes, Skills and Background
7	Attendance of Directors at Meetings
7	Annual Election of Directors
8	Candidates for Board Membership
9	PROPOSAL 1: ELECTION OF DIRECTORS
9	Director Nominees’ Experience and Qualifications
17	Board and Committee Meetings; Executive Sessions
17	Board Committees & Membership
18	Audit Committee
19	Board Affairs and Nominating Committee
20	Compensation Committee of the Board
21	Leadership Structure
21	Lead Director
22	Board, Committee and Director Evaluations
24	Board Oversight
26	Environmental, Social and Governance (ESG)
28	Political Activity
28	Other Communications with Directors
28	Available Information
29	Director Compensation
30	2024 Director Compensation Table
31	Ownership of Grainger Stock
33	Report of the Audit Committee
34	Audit Fees and Audit Committee Pre-Approval Policies and Procedures
35	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR
36	Report of the Compensation Committee of the Board
37	EXECUTIVE COMPENSATION
37	Compensation Discussion and Analysis
39	Executive Summary
42	Compensation Philosophy, Plans and Practices
54	Compensation Tables
60	Employment Agreements, Change in Control and Termination of Employment Arrangements
67	CEO Pay Ratio
68	Pay Versus Performance Disclosure
73	Equity Compensation Plans
74	PROPOSAL 3: SAY ON PAY
75	PROPOSAL 4: Amendment to the Restated Articles of Incorporation
78	QUESTIONS AND ANSWERS
78	Proxy Materials
78	Voting Information
81	INFORMATION NOT INCORPORATED INTO THIS PROXY STATEMENT
81	FORWARD-LOOKING STATEMENTS
A-1	APPENDIX A—CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE
B-1	APPENDIX B—NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
C-1	Appendix C —Section 11.70 of the Illinois Business Corporation Act: Procedure to Dissent

invest.grainger.com	1	●
Corporate Governance
The Role of the Board
The Board of Directors (the “Board”) acts as the steward of the Company for the benefit of the shareholders. The Directors have a wealth of business experience and a solid track record in situations relevant to the Company’s strategy and operations.
The Board recognizes the importance of ensuring that our strategy is designed and executed to create sustainable long-term value for Grainger’s shareholders and other stakeholders. The Board plays an active role in formulating strategy and overseeing its implementation as to business, operational, financial and regulatory.
The Board has a robust annual strategic planning process during which key elements of our business, financial plans, strategies, and near-term and long-term initiatives are explained and reviewed. This process includes extended Board sessions with our senior leadership team to review Grainger’s overall strategy, talent, opportunities, capabilities, as well as risks and challenges. In addition to business strategy, the Board reviews Grainger’s short-term and long-term financial plans, which serve as the basis for the operating and capital plans for the upcoming year. The annual strategy process also helps shape the strategic content presented in our communications with the investment community. In addition to annual strategic reviews, the Board works with appropriate members of the Company’s management team, who in turn consult with external advisors on at least a biennial basis to identify and prioritize key risks to the Company based on factors such as materiality and timeline implications. Further, the Board’s continuous evaluation of the Company’s strategic progress and risk oversight enables it to identify new opportunities and emerging risks with respect to our strategy and plans throughout the year.
Through its Committees (as defined herein), the Board oversees Grainger’s approach to environmental, social and governance matters (“ESG”). In addition, at least annually, management briefs the entire Board on the Company’s progress in executing its environmental, social and governance strategy.
The Board closely monitors and helps ensure that Grainger’s management processes and financial resources have been effectively deployed to fulfill our purpose—We Keep the World Working®—and to remain the go-to-partner for people who build and run safe, sustainable, and productive operations. In 2025, the Company will focus on the following four priorities as we aim to continue serving our customers’ maintenance, repair and operating (“MRO”) needs better than anyone else, grow market share profitably and make Grainger a great place to work:
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Drive profitable market share gains by delivering on our growth drivers and service improvements;

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Integrate operational excellence and productivity in all we do to keep our business healthy and sustainable;

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Strengthen our culture and ensure an outstanding team member experience by consistently demonstrating our principles; and

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Meet our financial goals across both the High-Touch Solutions and Endless Assortment business models.

Board Actions
The Board believes that a diverse, experienced, and vibrant board significantly contributes to the broad-based thinking needed to reach sound decisions. These attributes equip the Board to oversee the Company in meeting both current challenges and future needs, and ultimately assist in driving shareholder value. The 2025 Board slate consists of 12 Director nominees with various experiences and backgrounds, including six non-employee Directors who have joined the Board since 2020. The addition of these Directors demonstrates the Board’s commitment to gaining the benefits of broad perspectives and backgrounds.
The Board’s various experiences and viewpoints benefit the Company most when they are aligned with our global business needs, reflective of our strong corporate governance practices, and consistent with our goals. As a result of the Board’s ongoing refreshment efforts, we have added Directors with expertise in technology, digital commerce, finance and corporate transactions, workforce diversification and global logistics management. Our six newest non-employee Directors—George S. Davis, Katherine D. Jaspon, Christopher J. Klein, Cindy J. Miller, Susan Slavik Williams and Steven A. White—bring valuable perspectives and experiences to enhance the composition of our Board.
Corporate Culture: The Grainger Edge®
The Board strongly believes that the Company’s culture must be tightly aligned with its business strategy to create value. To that end, the Board is actively engaged with senior management in cultivating Grainger’s culture. The Board believes that the Company’s purpose-driven culture is an asset that creates a sustainable competitive advantage. Building on the Company’s strong foundation while evolving a framework to address future challenges is critical to Grainger’s continued success.
In 2019, the Company introduced the Grainger Edge, a strategic framework that defines the Grainger culture, including the Company’s purpose, aspiration and how team members work together to achieve Grainger’s strategy.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	2	2025 proxy statement
The Grainger Edge includes a set of principles that defines the behaviors expected from team members as they work with each other, customers and suppliers. As highlighted on the inside of this proxy statement’s cover page, the Grainger Edge principles are:
• Start with the customer • Act with intent • Win as one team • Embrace curiosity	• Complete with urgency • Invest in our success • Do the right thing
The Grainger Edge principles support the Company’s commitment to building a culture where all team members operate under the highest ethical standards both inside and outside of the Company. The Board fully endorses these principles and believes that alignment to them creates value for shareholders.
The Grainger Edge also is foundational to the Company’s customer-focused business strategy. This strategy aims to consistently gain share through two distinct business models, positioning Grainger to leverage its scale and supply chain to support customers with a variety of needs.
The Company aligns its pay for performance compensation philosophy with the Grainger Edge to help further the Company’s strategy and long-term value creation. Since 2023, the Company has been providing its Pay Versus Performance Disclosure reflecting compensation paid to its principal executive officers. See Pay Versus Performance Disclosure beginning on page 69.
The Board is actively engaged in making the Grainger Edge a successful foundational framework for the Company and its employees in an effort to consistently serve customers and gain share. The Board understands that top talent is necessary to achieve these goals and supports the Company’s commitment to providing employees with resources designed to help them succeed. The Company’s culture and principles advance the Board’s role of ensuring that the Company attracts, retains, motivates and develops top talent across the Company. The Board routinely conducts in-depth reviews of senior leaders and their development. This engagement gives the Board insight into the Company’s talent and succession plans.
The Board believes a culture of legal and ethical behavior is essential to positioning the Company to achieve its goals. Our Business Conduct Guidelines apply to all Directors, officers, and team members and were updated in February 2024. Grainger team members are required to complete Business Conduct Guidelines training and certification.
Delivering business results and creating a sustainable business that does the right thing has guided the Company for nearly 100 years. The continuing commitment to these objectives is illustrated by the Company’s environmental, social and governance initiatives. The Board believes that a thoughtful approach aligned to our business can help build resilient processes, better serve customers and positively impact our team members, communities and the environment. These benefits have positioned us to build a sustainable end-to-end supply chain to continue to serve our customers well. See Environmental, Social and Governance (ESG) beginning on page 26.
Collectively, the activities of the Board and its Committees in reviewing strategy, ESG initiatives, culture, talent and ethical behavior enable the Company to help millions of customers worldwide keep their operations running and their people safe.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	3	●
Corporate Governance Highlights
The Company has a history of strong corporate governance. A key priority of the Board is to set the “tone at the top.” This is reflected in the Board’s commitment to governance policies and practices that serve the interests of the Company and its shareholders. Key aspects include:

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11 of our 12 Director nominees are independent

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Annual election of Directors

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100% independent Board Committees

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Majority voting with Director resignation policy

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Proxy access in By-laws

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Shareholders may call special meetings

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No poison pill or shareholder rights plan

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No “overboarded” Directors under ISS voting guidelines

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Board orientation and education programs

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Active shareholder engagement

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33% of our Director nominees are women and 25% of our Director nominees are racially diverse

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A racially diverse Director chairs the Compensation Committee

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Skills/demographics matrix regularly reviewed and annually disclosed

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Commitment to Board refreshment—six new Directors since 2020

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Well-defined Director recruitment strategy and process

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Appropriate mix of Director tenures

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Age 72 retirement guideline

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Robust Director selection process

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Onboarding orientation centered on strategy, competition, financial reporting, governance and risk management

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Annual Board and Committee evaluations and Director self-assessments

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Independent Lead Director, elected annually by and from the independent Directors

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Regular executive sessions, where independent Directors meet without management present to allow for candid discussion of management performance, succession planning and other sensitive matters

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Active Board oversight of strategy, risk management, corporate culture and ESG initiatives

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Annual review of Enterprise Risk Management (“ERM”) programs

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Committees assist in oversight of risk areas related to Committee responsibilities

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Active role in succession planning and management development

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Business Conduct Guidelines, Equity Award Agreement Clawback Provisions, NYSE-Compliant Clawback Policy, Equity Ownership Requirements, and Prohibition on Hedging/Pledging of Company Stock under the Company’s Insider Trading Policy

Operating Principles for the Board of Directors
The Board recognizes that defining its role is an evolving process and has established Operating Principles for the Board of Directors (the “Operating Principles”) as a general framework to assist the Board in fulfilling its duties and responsibilities. Each year, the Board reviews and, as appropriate, revises the Operating Principles to address emerging needs and practices. The Operating Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Director Independence
Our Board of Directors is committed to excellence in its governance practices, including director independence and Board composition. The Board determined that each Director nominee, except Mr. Macpherson, is independent.
The Board has adopted “categorical standards” to assist it in making independence determinations of Director nominees. The categorical standards are intended to help the Board determine, for example, whether certain relationships between nominees and the Company are “material relationships” for purposes of the New York Stock Exchange (“NYSE”) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE’s bright line revenue test for independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
The Board considered a variety of factors, including any related party transactions, in assessing the independence of our Directors against the NYSE’s independence standards and the Company’s categorical standards. The Board also considered ordinary course business transactions and charitable donations by the Company to companies or organizations where a Director serves as an officer and/or a board member. The Board has determined that all of our non-employee Director nominees have no direct or indirect material relationship with the Company within the meaning of the NYSE independence standards and the Company’s categorical standards and, accordingly, meet the requirements for “independence” set forth in the NYSE’s listing standards. The Board has also determined that Mr. Levenick, who is not standing for re-election at the 2025 Annual Meeting, has no direct or indirect material relationship with the Company within the meaning of the NYSE independence standards and the Company’s categorical standards and, accordingly, meets the requirements for “independence” set forth in the NYSE’s listing standards.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	4	2025 proxy statement
Transactions with Related Persons
Grainger’s Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the Board Affairs and Nominating Committee of the Board (the “BANC”), for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any Director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be previously reviewed by the BANC to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties. The BANC determined that the Company did not engage in any related person transactions from January 1, 2024 through the date of this proxy statement.
In the ordinary course of its operations during January 1, 2024 through the date of this proxy statement, Grainger engaged in various types of transactions with organizations with which Directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business from January 1, 2024 through the date of this proxy statement, Grainger bought products and/or services from, or sold products and/or services to, companies with which Mses. Jaspon, Miller, Perez and Slavik Williams and Messrs. Adkins, Davis, Santi and White are or were associated as senior executives or otherwise as of December 31, 2024. We believe that such transactions have been conducted on an arm’s-length basis and do not represent a material interest to the Directors.
In addition, as part of its overall 2024 charitable contributions program, Grainger made donations to tax-exempt organizations with which one or more Directors serve as officers, Directors or trustees. In no instance did the total amount of the contributions to any charitable organization exceed $53,205 from January 1, 2024 through the date hereof. Grainger annually matches each Director’s charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	5	●
Board Qualifications, Attributes, Skills and Background
We determined that the Board’s various experiences and viewpoints benefit us most when they are aligned with our global business needs, our strong corporate governance practices, and our strategic initiatives. As a result of the Board’s ongoing refreshment efforts, in recent years, we added Directors with expertise in technology, digital commerce, finance and corporate transactions, workforce diversification and global logistics management. The six Directors added to the Board since 2020—George S. Davis, Katherine D. Jaspon, Christopher J. Klein, Cindy J. Miller, Susan Slavik Williams and Steven A. White—bring valuable perspectives and experiences to enhance composition of the Board.
The Directors’ varied perspectives support our business as a broad line, business-to-business distributor of MRO products and services with 2024 sales of approximately $17.2 billion. The Company operates through its more than 26,000 team members in its distribution centers, customer service centers, branches and its eCommerce, sales and services areas across North America, Asia and Europe. More than 5,000 primary suppliers worldwide provide the Company with approximately 2 million MRO products and services in our High-Touch Solutions businesses and more than 14 million and 24 million products offered by Zoro and MonotaRO, respectively, in our Endless Assortment segment, stocked globally in the Company’s distribution centers and branches worldwide. More than 4.5 million customers worldwide rely on the Company.
Director Nominees’ Qualifications, Attributes, Skills and Background Matrix
The following table highlights specific experience, qualifications, attributes, skills and background information that the Board considered for each Director nominee. A particular Director nominee may possess additional experience, qualifications, attributes or skills, even if not indicated below.
Corporate Governance/Public Company Experience	Government/Public Policy	Marketing/Sales & Brand Management

Experience serving as a public company director; demonstrated understanding of current corporate governance standards and best practices in public companies	Experience overseeing complex regulatory matters that are integral to a business	Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market
Digital/eCommerce	Human Resources/Compensation	Operational/Strategy

Experience implementing digital and omnichannel strategies and/or operating an eCommerce business	Experience managing a human resources/ compensation function; experience with executive compensation and broad-based incentive planning	Experience developing and implementing operating plans and business strategy
Environmental, Social and Governance	International	Real Estate

Informed on Company issues related to ESG while monitoring emerging issues potentially affecting the reputation and strategy of the business	Experience overseeing a complex global organization	Experience overseeing complex real estate matters that are integral to a business
Business Ethics	Public Company/Leadership	Risk Assessment & Risk Management

Track record of integrity, uncompromising moral principles and strength of character	“C-Suite” experience with a public company and/or leadership experience as a division president or functional leader within a complex organization	Experience overseeing complex risk management matters
Finance/Capital Allocation	Supply Chain/Logistics	Technology/Cybersecurity

Knowledge of finance or financial reporting; experience with debt and capital market transactions and/or mergers and acquisitions	Experience in supply chain management encompassing the planning and management of all activities involved in sourcing and procurement, conversion, and all logistics management activities	Experience implementing technology strategies and managing/mitigating cybersecurity risks
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	6	2025 proxy statement
Adkins	Davis	Jaspon	Klein	Macpherson	Miller	Novich	Perez	Santi	Slavik Williams	Watson	White
☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑
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☑	☑			☑			☑	☑		☑	☑
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☑	☑	☑	☑	☑	☑		☑	☑		☑
☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑
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☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑
☑	☑	☑	☑						☑		☑
☑	☑	☑	☑	☑	☑	☑		☑	☑	☑	☑
☑	☑			☑		☑		☑		☑	☑
The following age, Board tenure, gender and race/ethnicity information of the Board nominees is as of March 7, 2025:
Board Refreshment Process
The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that year-over-year Director continuity is beneficial to shareholders as Directors develop a deeper understanding of the Company over time.
The Board generally plans for vacancies well before they arise and periodically evaluates whether its Directors collectively have the right mix of experiences, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for it to be a good steward for the Company’s shareholders.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	7	●
The results of these evaluations are used to help inform searches for potential Board nominees and to screen Director candidates.
In planning for Board refreshment and Director succession, the BANC periodically considers potential Director candidates. As a result of these ongoing reviews, in the last five years, six new independent Directors have joined the Board.
The Board has established principles for selecting Directors in the Company’s Criteria for Membership on the Board of Directors (the “Criteria”). The Criteria list various factors that the BANC should consider in reviewing candidates for the Board. Grainger’s Criteria provide that Directors who will be age 72 as of the next annual meeting generally will not be nominated.
Board Tenure
As a group, the average Board tenure of the 2025 nominees for election to the Board is approximately 8 years, with 55% of the non-employee nominees having tenure of five years or less. See Board Qualifications, Attributes, Skills and Background beginning on page 5 for a matrix reflecting tenure for each nominee.
Board Diversity
In addition to stating the desired relevant business experience, qualifications, attributes and skills for Directors, the Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, sound judgment, independent and objective thought, and respect for diverse opinions.
Regarding diversity, the Criteria specify that consideration will be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the composition of the Board reflects the right balance of skills, qualifications and attributes, it seeks qualified nominees from a variety of backgrounds.
Attendance of Directors at Meetings
As set forth in the Operating Principles, all Directors are expected to attend the annual meeting of shareholders, Board and Committee meetings, and to spend the time needed to properly discharge their duties. All Directors then serving attended the 2024 annual meeting of shareholders (the “2024 Annual Meeting”).
In addition, during 2024, no Director attended fewer than 75% of the total number of meetings of the Board and of the Committees on which they served. This strong attendance, in addition to high engagement levels amongst our Directors, underscores that our processes designed to ensure our Directors are not overcommitted remain effective.
Annual Election of Directors
The Company’s Directors are elected for a one-year term each year at the annual meeting of shareholders. Each nominee will, therefore, serve until the 2026 annual meeting of shareholders (the “2026 Annual Meeting”) if elected or until as otherwise provided in the Grainger By-laws (the “By-laws”) or the nominating resolution. Twelve Director nominees, all current Board members, have been nominated by the Board for election. Mr. Levenick will not stand for re-election.
Majority voting and cumulative voting apply to all Director elections. Under our majority voting standard, Directors are elected by vote of a majority of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the annual meeting. Under cumulative voting, shareholders have the right to cumulate their votes in the election of Directors. This means that shareholders have a number of votes in the election equal to the number of shares owned multiplied by the number of Directors being elected. Shareholders may cast those votes for the nominees as they choose. For example, all votes may be cast for one nominee, or may be apportioned among two or more nominees. For all other matters except the election of Directors, each share is entitled to one vote.
In addition to “For” votes, Shareholders may vote “Against” a Director nominee or elect to “Abstain.” A shareholder’s abstention on a Director nominee will have the same effect as a vote against the election of that Director nominee. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for Director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	8	2025 proxy statement
Candidates for Board Membership
The BANC recommends to the Board candidates for Board membership. Before making any recommendation, the BANC reviews the results of the annual Board evaluation process and its skills matrix in determining the desired skill set for potential new candidates. The BANC then determines the preferred qualities and characteristics for potential Board nominees by periodically evaluating whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders.
The BANC screens Board candidates based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge and diversity of experience and background applicable to the Company’s goals.
The BANC has established a long-standing relationship with a nationally recognized third-party search firm. This firm has assisted the BANC over the years in identifying, evaluating, recruiting and screening potential new Directors that satisfy the Criteria.
In addition to Board candidates identified by the BANC, suggestions as to nominees may be received from the Directors, employees, shareholders and other parties.
Any shareholder who would like the BANC to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to be identified as a nominee and to serve as a Director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Office of the Corporate Secretary at the Company’s headquarters. See Questions and Answers beginning on page 79 for more information.
In addition, the By-laws, which can be found at http://invest.grainger.com under “Governance Documents,” include proxy access rights under which qualified shareholders can submit director nominations for inclusion in our proxy statement.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	9	●
PROPOSAL 1: Election of Directors
What are you voting on?
At the 2025 Annual Meeting, 12 Directors are to be elected to hold office until the 2026 Annual Meeting and until their successors have been elected and qualified. Each Nominee is a current Grainger Board member who was elected by shareholders at the 2024 Annual Meeting.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.
Director Nominees’ Experience and Qualifications
The nominees have provided the following information about themselves, including their ages as of March 7, 2025, and their relevant background, including experience for at least the past five years. The Company’s nominees have varied experience, qualifications, attributes, skills and backgrounds that assist them in their oversight of the Company.
The Board believes each of the current nominees qualifies for service on the Board. Moreover, each of the current nominees has significant leadership experience in large, multifaceted organizations. This leadership experience includes developing and executing corporate strategy, overseeing operations, and identifying and managing risks in organizations similar in size or complexity to the Company.
The summaries provided below are not comprehensive of each nominee’s background, but are provided to describe the primary experience, qualifications, attributes, skills and background that led the Board to nominate each individual.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	10	2025 proxy statement
Rodney C. Adkins Independent Director Former Senior Vice President, International Business Machines Corporation; President, 3RAM Group LLC	Age: 66 Years on Grainger’s Board: 11 Director Since: 2014 Grainger Board Committees: BANC, Chair, CCOB

Mr. Adkins serves as President of 3RAM Group, LLC and served as a Senior Vice President at International Business Machines Corporation (“IBM”), where he held various senior roles, including heading Corporate Strategy and Systems and Technology. In over 30 years with IBM, he developed a broad range of experience, including extensive experience in emerging technologies, global business operations, product development, and brand management. He also gained significant experience managing and understanding corporate finance, financial statements, and accounting through his many operational roles with IBM. Additionally, Mr. Adkins managed IBM’s supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts.
Mr. Adkins has extensive experience in corporate governance matters, is a recognized leader in technology and technology strategy, and serves as a director of other publicly traded companies with additional responsibilities, including a board chairmanship and assignments to a compensation committee and an audit committee.

Other Current Public Company Boards
•
Avnet, Inc. (Chairman of the Board; Chair, executive committee; corporate governance committee)

•
PayPal Holdings, Inc. (audit, risk, and compliance committee; corporate governance and nominating committee)

•
United Parcel Service, Inc. (Chair, risk committee; executive committee; compensation and human capital committee)

Business and Other Experience
•
3RAM Group LLC (2015-present), a privately held company specializing in capital investments, business consulting services and property management, where Mr. Adkins serves as President.

•
IBM, a globally integrated technology and consulting company, where Mr. Adkins held numerous development and management roles, including Senior Vice President of Corporate Strategy (2013-2014); Senior Vice President of Systems and Technology Group (2009-2013); Senior Vice President of Development & Manufacturing (2007-2009); and Vice President of Development of IBM Systems and Technology Group (2003-2007).

Prior Public Company Boards • PPL Corporation (2014-2019) (audit committee; finance committee) • Pitney Bowes Inc. (2007-2013) (audit committee; executive compensation committee)
Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	11	●
George S. Davis Independent Director Former Interim Chief Executive Officer, Pallidus; Former Executive Vice President and Chief Financial Officer, Intel Corporation	Age: 67 Years on Grainger’s Board: 2 Director Since: 2023 Grainger Board Committees: Chair, Audit (Audit Committee Financial Expert), BANC

Mr. Davis served as Interim CEO of Pallidus, a provider of silicon carbide technology, from December 2023 through November 2024 in conjunction with his role as a Board member. Previously he served as CFO for three global, public companies for 16 years as part of a career spanning over 40 years and has deep knowledge of the semiconductor industry. From 2019-2022, he served as Executive Vice President, Chief Financial Officer of Intel Corporation, where he headed the global finance organization. Prior to joining Intel, Mr. Davis spent six years as Executive Vice President and Chief Financial Officer at Qualcomm Inc. and seven years in the same role at Applied Materials, Inc. At Applied Materials, he became the CFO after six years with the company where he began as Corporate Vice President and Treasurer, overseeing the treasury and tax organizations. Prior to that he spent 19 years at Atlantic Richfield Company (“ARCO”) in various roles, including in assistant treasurer positions and later as CFO for ARCO’s EMEA business.
Mr. Davis has expertise in corporate strategy and transformation, capital markets, mergers and acquisitions (“M&A”), information technology, cybersecurity, ESG and investor and government relations, among others. His background includes engaging with boards on strategy, finance, risk management, governance, compensation and activism. Mr. Davis serves as a trustee for the Old Globe Theater in San Diego and as chairman for the United States arm of A4S (Accounting for Sustainability), a non-profit under the King’s Trust, seeking to embed sustainability in organizations’ strategy, operations and reporting.

Business and Other Experience
•
Pallidus (2022-Present): A provider of silicon carbide technology, where Mr. Davis has been a Director since 2022 and served as interim CEO from December 2023-November 2024.

•
Intel Corporation (2019-2022): A leading semiconductor company, where Mr. Davis held the position of Executive Vice President and Chief Financial Officer (2019-2022).

•
Qualcomm, Inc. (2013-2019): A wireless technology innovator, where Mr. Davis held the position of Executive Vice President and Chief Financial Officer (2013-2019).

•
Applied Materials, Inc. (2000-2013): A semiconductor equipment and solutions provider, where Mr. Davis held the position of Executive Vice President, Chief Financial Officer (2006-2013), Group Vice President, Corporate Business Development (2005-2006), and Corporate Vice President and Treasurer (2000-2005).

Qualifications, Attributes and Skills
Katherine D. Jaspon Independent Director Chief Financial Officer, Inspire Brands, Inc.	Age: 48 Years on Grainger’s Board: 4 Director Since: 2021 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Ms. Jaspon serves as Chief Financial Officer of Inspire Brands, Inc., a multi-brand restaurant company whose portfolio includes 32,600+ restaurants worldwide. Ms. Jaspon oversees all accounting and reporting, tax, financial planning and analysis, treasury, and internal audit functions for Inspire and its brands. She is also responsible for managing Inspire’s relationships with lending institutions, investors and the financial community.
Prior to joining Inspire in December 2020, Ms. Jaspon served as the Chief Financial Officer of Dunkin’ Brands Group, Inc., the former parent company of Dunkin’ and Baskin-Robbins, where she led all finance-related functions, as well as investor relations since 2017. In this role, she oversaw global financial planning and analysis, accounting, financial reporting, tax, treasury, enterprise risk management, payments, insurance, and demand planning functions. During her 15-year tenure with Dunkin’ Brands, Ms. Jaspon led several transactions, including the company’s initial public offering and follow-on equity offerings, securitizations and numerous debt transactions, the divestiture of a brand, and the sale of Dunkin’ Brands to Inspire. Previously, Ms. Jaspon spent eight years at KPMG LLP as an auditor. She is a certified public accountant. Ms. Jaspon previously served as a member and chair of the audit committee of the board of directors of MOD Pizza LLC and also serves on various non-profit boards.

Business and Other Experience
•
Inspire Brands, Inc. (2020-Present), a multi-brand restaurant company, where she serves as Chief Financial Officer.

•
Dunkin’ Brands Group, Inc. (2005-2020), a quick service restaurant franchisor (Dunkin’ Brands), where Ms. Jaspon has held various roles, including Senior Vice President, Chief Financial Officer (2017-present), Vice President, Finance and Treasury (2014-2017), Vice President, Controller and Corporate Treasurer (2010-2014), and Director, Assistant Controller (2005-2010). In December 2020, Inspire Brands acquired Dunkin’ Brands.

•
KPMG LLP (1997-2005), a global audit, tax, and advisory services firm, where Ms. Jaspon held various roles, including Senior Manager.

Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	12	2025 proxy statement
Christopher J. Klein Independent Director Former Executive Chairman and Chief Executive Officer, Fortune Brands Home & Security, Inc.	Age: 61 Years on Grainger’s Board: 1 Director Since: 2023 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Klein served as Chief Executive Officer, Fortune Brands Home & Security, Inc. He led the spin-off of the Fortune Brands Home & Security division into its own public company in October 2011. From the initial public offering until his 2020 retirement, the newly public company’s revenues doubled and profits increased by 15 times. Prior to joining Fortune Brands, Mr. Klein served in a series of roles in the financial services sector and as a management consultant at McKinsey & Co. advising clients in this sector. He acquired significant experience in corporate strategy, distribution, branding, M&A, and restructuring and developing businesses.
Mr. Klein has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including chairing at separate companies a nominating / ESG committee and a compensation committee. He also previously served as an executive chairman of the Fortune Brands Home & Security board. Mr. Klein also serves as the Chairman of the Board of Ravinia Music Festival and as an Advisory Board Member to the University of Iowa Tippie School of Business.

Other Current Public Company Boards • Thor Industries (Chair, nominating / ESG committee, audit committee) • Vontier Corporation (Chair compensation committee)
Business and Other Experience
•
Fortune Brands Home & Security, Inc. (spun out of Fortune Brands in 2011) (2003-2020), a manufacturer of home and securities products, where Mr. Klein joined in 2003 as SVP Strategy / Corporate Development / HR, was named President and CEO Fortune Brands Home Division in 2009, and became CEO of Fortune Brands Home & Security, Inc. upon its public listing in October 2011. Upon his retirement as CEO in January 2020, he became Executive Chairman of the Board through December 2020.

•
Bank One (2001-2003), a bank now merged with JPMorgan Chase & Co., where as Executive Vice President, Mr. Klein restructured businesses and developed the bank’s payments strategy.

Prior Public Company Boards • Fortune Brands Home & Security, Inc. (2011-2020)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	13	●
D.G. Macpherson Director Chairman of the Board and Chief Executive Officer, W.W. Grainger, Inc.	Age: 57 Years on Grainger’s Board: 8 Director Since: 2016
Mr. Macpherson has served Grainger in many capacities over his more than 17 years with Grainger, including developing Company strategy, overseeing the launch of Grainger’s U.S. Endless Assortment business, Zoro Tools, Inc., building the Company’s supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, a global management consulting firm, where he was a member of the Industrial Goods Leadership Team.

Business and Other Experience
•
Chairman of the Board of the Company, a position assumed in October 2017, and Chief Executive Officer of the Company, a position assumed in October 2016, at which time Mr. Macpherson was also appointed to the Board of Directors.

•
Previously, Mr. Macpherson held numerous senior management roles at the Company, including Chief Operating Officer (2015-2016); Senior Vice President and Group President, Global Supply Chain and International (2013-2015); Senior Vice President and President, Global Supply Chain and Corporate Strategy (2012-2013); and Senior Vice President, Global Supply Chain (2008-2012).

•
The Boston Consulting Group, Partner, and Managing Director (2002-2008).

Prior Public Company Boards • International Paper Company (2021-2024)
Qualifications, Attributes and Skills
Cindy J. Miller Independent Director Former Director, President and Chief Executive Officer, Stericycle, Inc.	Age: 62 Years on Grainger’s Board: 1 Director Since: 2024 Grainger Board Committees: CCOB, BANC

Ms. Miller served Stericycle, Inc. as a Director from February 2019 and as President and Chief Executive Officer from May 2019 until her retirement in November 2024. Prior to Stericycle, after serving as President and COO since October 2018, Ms. Miller previously served as President, Global Freight Forwarding for United Parcel Service (“UPS”), a multinational package delivery and supply chain management company, from April 2016 to September 2018 and as President of UPS’s European region from March 2013 to March 2016.
Ms. Miller has significant transportation and logistics expertise, and she also has deep knowledge and experience in the healthcare industry, business transformation and change management, operations management, strategy, safety and international business.

Business and Other Experience
•
Stericycle, Inc. (2018-November 2024): A business-to-business services company and leading provider of compliance-based solutions, including regulated waste management, secure information destruction and compliance. Prior to joining the Board of Directors and becoming President and Chief Executive Officer in May 2019, Ms. Miller joined in 2018 as President and COO.

•
United Parcel Service, Inc. (1988-2018): A package delivery company and a leading provider of global supply chain management solutions, where she held various roles of increasing responsibility including as President, Global Freight Forwarding, President, Europe Region, Managing Director, UPS UK, and Managing Director, UPS South Europe, Middle East and Africa.

Prior Public Company Boards • Stericycle, Inc. (2019-2024) • UGI Corporation (2020-2024)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	14	2025 proxy statement
Neil S. Novich Independent Director Former Chairman of the Board, President and Chief Executive Officer, Ryerson Inc.	Age: 70 Years on Grainger’s Board: 26 Director Since: 1999 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Novich served as the Chairman of the Board, President, and Chief Executive Officer of Ryerson Inc., a global public company where he was deeply engaged in its distribution operations on a domestic and international basis, and also on leadership development and human resources functions. He also spent 13 years with a major management consulting firm, where he was a partner and led the firm’s Distribution and Logistics Practice. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries.
Mr. Novich also has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with service on various board committees. As a public company director, he has previously chaired two audit committees and four compensation committees. Mr. Novich is an audit committee financial expert for purposes of the SEC’s rules.
Mr. Novich is a trustee of the Field Museum of Natural History.

Other Current Public Company Boards
•
Beacon Roofing Supply, Inc. (nominating and governance; audit committee; former Chair, audit committee; former Chair, compensation committee)

•
Hillenbrand, Inc. (Chair, audit committee; mergers and acquisitions committee; nominating and corporate governance committee, former Chair, compensation committee)

Business and Other Experience
•
Ryerson, Inc. (1994-2007), a global metal distributor and fabricator, where Mr. Novich joined in 1994 as Chief Operating Officer, was named President and CEO in 1996, and was additionally appointed Chairman in 1999. He remained Chairman and CEO until 2007, when the company was sold.

•
Bain & Company (1981-1994), an international management consulting firm, where Mr. Novich spent several years as a partner and led the firm’s Distribution and Logistics Practice.

Prior Public Company Boards • Analog Devices, Inc. (2008-2020) (audit committee; former Chair, compensation committee) • Ryerson Inc., Chairman of the Board (1999-2007)
Qualifications, Attributes and Skills

Beatriz R. Perez Independent Director Executive Vice President and Global Chief Communications, Sustainability & Strategic Partnerships Officer, The Coca-Cola Company	Age: 55 Years on Grainger’s Board: 8 Director Since: 2017 Grainger Board Committees: BANC, CCOB

Ms. Perez is an Executive Vice President of The Coca-Cola Company, where she leads an integrated team across public affairs and communications, sustainability, and strategic partnerships to support the company’s growth model and strategic initiatives. In this role, Ms. Perez aligns a diverse portfolio of work against critical business objectives to support brands, communities, consumers, and partners worldwide. During her tenure of more than two decades at that company, she has held several leadership roles while garnering significant experience in marketing and sustainability programs.
Ms. Perez also has experience in corporate governance matters and serves as a director of another publicly traded company, with additional responsibilities, including a governance committee assignment. Ms. Perez is a strong advocate for community service, serving on various non-profit boards, including The Coca-Cola Foundation.

Other Current Public Company Boards • Primerica, Inc. (corporate governance committee)
Business and Other Experience
•
The Coca-Cola Company (1996-present), a global beverage company, where prior to assuming her current position in March 2017, Ms. Perez held several leadership positions including as the company’s first Chief Sustainability Officer (2011-2017). Prior to that she held various roles of increasing responsibility at The Coca-Cola Company in the North America Operating Division, including Chief Marketing Officer, Senior Vice President Integrated Marketing, and multiple field operating roles.

Prior Public Company Boards • HSBC North America Holdings, Inc. (2007-2014), the HSBC Finance Corporation (2008-2014), and the HSBC Bank Nevada, N.A. (2011-2013)
Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	15	●
E. Scott Santi Independent Director Non-Executive Chairman and Former Chief Executive Officer, Illinois Tool Works Inc.	Age: 63 Years on Grainger’s Board: 15 Director Since: 2010 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Santi is the Non-Executive Chairman and former Chief Executive Officer of Illinois Tool Works Inc. (“ITW”). In the course of his more than 40 years with ITW, he served in various leadership roles for ITW including serving as the company’s CEO from 2012-2023. Mr. Santi has significant experience with acquisitions and divestitures and integrating acquired companies, strategic marketing, global manufacturing, innovation driven growth, international operations, and talent management including compensation policy, leadership development and succession planning.
Mr. Santi currently serves as a trustee or director of various civic and nonprofit organizations including the Rush System for Health, Northwestern University, the Art Institute of Chicago, the Lyric Opera of Chicago, and the Chicago Symphony Orchestra Association.

Other Current Public Company Boards • Illinois Tool Works Inc. (Chairman of the Board)
Business and Other Experience
•
ITW (1983-present), a global multi-industry manufacturing leader of engineered components and systems, where Mr. Santi serves as Non-Executive Chairman. He served as ITW’s Chief Executive Officer (2012-2023), and held various senior management roles, including Vice Chairman (2008-2012) and Executive Vice President (2004-2008).

Qualifications, Attributes and Skills

Susan Slavik Williams Independent Director Founder, President, and Manager, Four Palms Ventures; President and Director, The Donald Slavik Family Foundation	Age: 56 Years on Grainger’s Board: 5 Director Since: 2020 Grainger Board Committees: BANC, CCOB
Ms. Slavik Williams is a private investor who has been a long-term significant shareholder of the Company as well as an entrepreneur and environmentalist. She has expansive knowledge in investments, financing and real estate, including as a result of her 30-plus years of service on the board of directors of Mark IV Capital, Inc. She also has a deep understanding of environmental and social matters, working for 29 years as President and member of the board of directors of a foundation focused on wildlife preservation in the United States, Africa, South America and Asia. Since 2017, Ms. Slavik Williams has served as a member of the board of directors of iSelect Fund, a venture capital investment firm. For 12 years, Ms. Slavik Williams was a director of the Saint Louis Zoo and currently serves on the conservation committee of its strategic planning group. As a longstanding significant shareholder of the Company, she possesses extensive knowledge of the Company’s business, organization and culture.

Business and Other Experience
•
Four Palms Ventures, a venture capital firm founded by Ms. Slavik Williams focused on investing in early stage agtech and other technology companies, where Ms. Slavik Williams serves as President and Manager (2019-present).

•
iSelect Fund, a venture capital investment firm, where Ms. Slavik Williams serves on the board (2017-present).

•
The Donald J. Slavik Family Foundation, a nonprofit organization supporting programs that preserve wildlife and the environment, where Ms. Slavik Williams presently serves as President and a member of its Board of Directors (1995-present).

•
Mark IV Capital, Inc., a private commercial real estate development and investment company, where Ms. Slavik Williams served on its Board of Directors (1989-2025).

•
Ernst & Young Consulting (now Capgemini), a global consulting and technology services company, where Ms. Slavik Williams was a Manager (1994-1998).

Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	16	2025 proxy statement
Lucas E. Watson Independent Director Partner, Archer Venture Capital and Former President, MSG Sphere at Madison Square Garden Entertainment Corp.	Age: 54 Years on Grainger’s Board: 7 Director Since: 2017 Grainger Board Committees: BANC, CCOB
Mr. Watson is a Partner at Archer Venture Capital. Previously he served as President, MSG Sphere at Madison Square Garden Entertainment Corp. where he led the strategy and execution of all business aspects of the Sphere, which opened in Las Vegas in September 2023. Prior to the Sphere he served as Senior Vice President, Go To Market, and Chief Marketing Officer and General Manager, at Cruise LLC where he led Cruise’s go to market strategy with respect to the company’s autonomous vehicle fleet. Before Cruise, he served as Executive Vice President and Chief Marketing and Sales Officer at Intuit, where he led the company’s global sales and go to market efforts. Prior to Intuit, Mr. Watson was Vice President for Global Brand Solutions at Google, where he led the company’s brand advertising business, working with many of the world’s leading companies. Early in his career, Mr. Watson held a variety of marketing and general management roles at Procter & Gamble.

Business and Other Experience
•
Partner, Archer Venture Capital (2023-present), a leading venture capital firm that invests in high growth technology companies. Member of the Board of Directors of Hatch Baby, Inc. which is one of Archer’s portfolio investments.

•
Madison Square Garden Entertainment Corp. (2022-2023), a leader in live entertainment where Mr. Watson served as President, MSG Sphere.

•
Cruise LLC (2018-2021), an autonomous vehicle and technology company owned by General Motors Company, a global automotive company, where Mr. Watson served as Senior Vice President, Go to Market (2020-2021) and Chief Marketing Officer and General Manager (2018-2020).

•
Intuit, Inc. (2016-2018), a global provider of business and financial management solutions, where Mr. Watson served as an Executive Vice President and Chief Marketing and Sales Officer.

•
Google, Inc. (2011-2016), a global technology company, where Mr. Watson served as Vice President, Global Brand Solutions.

Qualifications, Attributes and Skills
Steven A. White Independent Director Former President, Special Counsel to the Chief Executive Officer, Comcast Cable	Age: 64 Years on Grainger’s Board: 4 Director Since: 2020 Grainger Board Committees: BANC, CCOB

Mr. White brings over 30 years of experience in eCommerce, sales, marketing, operations and general management across multiple industries. In over 22 years at Comcast Corporation, Mr. White served in various senior management roles with significant operating and financial responsibility over a number of states, thousands of employees, millions of customers, and billions of dollars in revenue. In December 2024, Mr. White retired from Comcast as President, Special Counsel to the CEO, Comcast Cable. Mr. White also served for 11 years as President, Comcast West. In that capacity, he was responsible for all Comcast cable operations in 13 states, leading nearly 30,000 employees, serving more than nine million customers, and driving annual revenue of nearly $20 billion. Prior to that, Mr. White was responsible for Comcast’s operations in California. Before joining the cable industry, Mr. White held various positions at Colgate-Palmolive, including Marketing Director of Colgate-Palmolive’s Toothbrush Products Division.
Mr. White also has experience in corporate governance matters and serves as a director of one other public company, where he serves on various committees. Mr. White also serves on the board of directors of the Metropolitan Football Stadium District and is a member of the Executive Leadership Council. He is a published author and public speaker.

Other Current Public Company Boards • Hormel Food Corporation (governance committee; audit committee)
Business and Other Experience
•
Comcast Corporation (2022-October 2024): A global media and technology company, where Mr. White held various roles, including President, Comcast West Division (2009-2020), Regional Senior Vice President, Comcast California (2007-2009), and Regional Senior Vice President, Comcast Mid-South Region (2002-2007).

•
AT&T Broadband, LLC (2000-2002): A leading provider of global telecommunications, media and technology services that merged with Comcast in 2002, where Mr. White was Senior Vice President (2000-2002).

Prior Public Company Boards • Shaw Communications Inc.: (2021-2023) (human resources and compensation committee)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	17	●
Board and Committee Meetings; Executive Sessions
Five meetings of the Board were held in 2024. Each Board meeting included at least one executive session, during which only independent Directors were present. In total, 16 Committee meetings were held in 2024. During 15 Committee meetings, Committee members also met in executive session, without management present. At each Board meeting, the Committees report to the full Board on their activities and actions.
Board Committees & Membership
Our Board has established three standing committees: the Audit Committee; the Board Affairs and Nominating Committee; and the Compensation Committee (each, a “Committee”). Each Committee has a charter that defines its specific responsibilities. Each charter is reviewed annually and each Committee then recommends to the Board charter revisions that may be needed to reflect new responsibilities or evolving best practices. As required by each Committee’s charter, all members of each Committee must be “independent” Directors. Each Committee has the authority to retain independent advisors to assist it in carrying out its responsibilities.
The Operating Principles provide for the Board’s Committees and the process for selecting Committee leadership. The BANC’s recommendations are considered by the Board following each annual meeting of shareholders. The Committee members are appointed by the Board based on recommendations of the BANC. Committee membership as of March 7, 2025 is as follows:
	Audit Committee	Board Affairs & Nominating Committee	Compensation Committee
Rodney C. Adkins			C
George S. Davis (FE)	C
Katherine D. Jaspon (FE)
Christopher J. Klein (FE)
Stuart L. Levenick† (LD)(FE)		C
Cindy J. Miller
Neil S. Novich (FE)
Beatriz R. Perez
E. Scott Santi (FE)
Susan Slavik Williams
Lucas E. Watson
Steven A. White
C	Chair ✓ Member LD Lead Director FE Audit Committee Financial Expert as defined under SEC (as defined below) rules

† Mr. Levenick is not standing for re-election.
Copies of each Committee charter are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
The Board has delegated certain responsibilities and authority to its standing Committees, as described below.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	18	2025 proxy statement
Audit Committee
Members All Independent George S. Davis (Chair) Katherine D. Jaspon Christopher J. Klein Stuart L. Levenick* Neil S. Novich E. Scott Santi
Oversees the Company’s accounting, financial reporting processes and audits of financial statements and internal controls.
* Mr. Levenick will not stand for re-election at the 2025 Annual Meeting.

The Audit Committee of the Board (the “Audit Committee”) met six times in 2024. The Board has determined that each of the members of the Audit Committee is “independent” as defined under U.S. Securities and Exchange Commission (the “SEC”) rules and in the NYSE listing standards. The Board has also determined that each of the members of the Audit Committee is financially literate and that each is an “audit committee financial expert,” as that term is defined under SEC rules.
The Audit Committee assists the Board in its oversight responsibility with respect to the following:
•
the Company’s financial reporting process;

•
the Company’s systems of internal accounting, financial, and disclosure controls;

•
the integrity of the Company’s financial statements;

•
the Company’s compliance with legal and regulatory requirements;

•
the Company’s ERM systems and processes as to business continuity, cybersecurity, privacy, legal and other risks;

•
the qualifications and independence, as well as the appointment, compensation, retention, evaluation, and termination, of the Company’s independent auditor, the resolution of disagreements between management and the independent auditor regarding financial reporting, and the selection of the auditor’s lead audit partner;

•
the performance of the Company’s internal audit function and the independent auditor;

•
the pre-approval of audit and permissible non-audit services and fees to be provided by the independent auditor; activities and amendments relative to the Company’s ERISA plans that involve the investment of funds, subject to coordination with the Compensation Committee where appropriate;

•
the establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters; and

•
compliance with the Company’s Business Conduct Guidelines, including reviews of potential violations communicated through the Company’s confidential reporting channels.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	19	●
Board Affairs and Nominating Committee

Members
All Independent
Stuart L. Levenick* (Chair)
Rodney C. Adkins
George S. Davis
Katherine D. Jaspon
Christopher J. Klein
Cindy J. Miller
Neil S. Novich
Beatriz R. Perez
E. Scott Santi
Susan Slavik Williams
Lucas E. Watson
Steven A. White

Oversees the Company’s corporate governance practices and processes and ESG programs and reporting.
* Mr. Levenick will not stand for re-election at the 2025 Annual Meeting

The BANC met five times in 2024. The Board has determined that each of the members of the BANC is “independent,” as defined under the NYSE listing standards.
The BANC assists the Board in its oversight responsibility as follows:
Board Composition and Renewal
•
makes recommendations to the Board regarding the makeup and size of the Board and the types and functions of its Committees;

•
establishes specific written criteria by which Director nominees shall be qualified;

•
periodically evaluates whether the Board members collectively have the right mix of experiences, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders;

•
determines the preferred qualifications and characteristics for potential Board nominees, which are shared with our third-party search firm; and

•
identifies and screens potential nominees, consistent with the Criteria.

Governance
•
makes recommendations concerning Director and nominee independence, attendance and performance;

•
reviews transactions between the Company and related persons;

•
evaluates the overall performance of the Board and its Committees on an annual basis;

•
oversees corporate governance, including:

◦
making initial assessments regarding corporate governance issues or proposals;

◦
recommending corporate governance guidelines and conducting annual reviews of the Committee charters, the Operating Principles for the Board, and the Criteria for Membership on the Board;

◦
recommending the appointment of the Lead Director;

◦
recommending Board Committee responsibilities, Committee Chairs and members;

◦
determining policies regarding rotation of Directors among the Committees;

◦
evaluating the Board’s corporate governance, including the adequacy of information supplied to the Board;

◦
evaluating the Board’s performance of its oversight responsibilities; and

◦
recommending policies applicable to Directors.

Environmental, Social and Governance
•
oversees the Company’s ESG programs and reporting.

Succession Planning and Management Development
•
works with the Compensation Committee to annually review senior management organization, career paths and succession; and

•
leads the annual performance review of management, including the CEO to the extent necessary to supplement the Compensation Committee’s review against CEO compensation goals and objectives.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	20	2025 proxy statement
Compensation Committee of the Board
Members All Independent Rodney C. Adkins (Chair) Cindy Miller Beatriz R. Perez Susan Slavik Williams Lucas E. Watson Steven A. White
Oversees the Company’s compensation philosophy and compensation and human capital policies and programs.

The Compensation Committee of the Board (the “Compensation Committee”) met five times in 2024. The Board has determined that each member of the Compensation Committee is “independent” as defined in the independence requirements for members of compensation committees under SEC rules, the NYSE listing standards, and under the Internal Revenue Code.
The Compensation Committee assists the Board in its oversight responsibility as follows:
•
oversees the Company’s compensation and benefits to ensure that:

◦
the Board appropriately discharges its responsibilities relating to senior management compensation,

◦
the Company maintains a market competitive compensation structure designed to attract, motivate, develop and retain key talent,

◦
compensation and benefits policies and practices reflect the highest level of transparency and integrity,

◦
compensation is aligned with shareholder value creation and strategic objectives,

◦
senior management compensation is linked to personal and Company performance and provides appropriate incentives to increase shareholder value,

◦
compensation policies and practices for all employees are designed with appropriate incentives that do not encourage unnecessary or excessive risk taking and are administered in a transparent manner,

◦
the interests of shareholders are protected, and

◦
equity-based plans and incentive plans are appropriately designed and administered, including review and approval of performance measures applicable to short-term and long-term incentive plans;

•
reviews and recommends to the Board non-retirement compensation and benefits for independent Directors:

•
annually reviews and approves CEO compensation, as follows:

◦
reviews and approves corporate goals and objectives relevant to CEO compensation,

◦
evaluates CEO performance in light of those corporate financial goals and objectives, with assistance from the Lead Director and the other Board Committees, as appropriate, and

◦
together with the other independent Directors, determines and approves, in its sole discretion, the CEO’s total compensation based on the above evaluation, in executive session without members of management present;

•
reviews and recommends to the Board for approval the compensation paid to the CEO’s direct reports, including the other Named Executive Officers (“NEOs”);

•
approves annual grants of equity-based compensation awards (including, restricted stock units (“RSUs”) and performance share units (“PSUs”)) to NEOs, other officers and employees under plans approved by shareholders that incorporate clawback provisions;

•
may delegate to management limited authority to grant “off-cycle” equity-based compensation awards of RSUs and PSUs to non-officer employees, excluding the CEO and CEO’s direct reports. Awards under this authority are granted pursuant to terms and conditions approved by the Compensation Committee. Management informs the Compensation Committee of the awarded grants at the Compensation Committee’s next meeting. The pool of shares available to management under this delegation is approved annually by the Compensation Committee. The Compensation Committee may terminate this delegation of authority at its discretion;

•
retains, terminates, and approves the compensation for an independent compensation consultant who reports directly to the Compensation Committee; determines the independence of such independent compensation consultant; and routinely meets in executive session with the independent compensation consultant, without management present; and

•
oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness, and any related ERM reviews.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	21	●
Leadership Structure
The Board has strong governance structures and processes in place to ensure the independence of the Board. These structures and processes, which are reflected in the Operating Principles and the Committees’ charters, allow for the independent Directors to effectively exercise the Board’s authority in overseeing critical matters of strategy, operations, ERM and financial reporting.
The Board carefully considers its leadership structure and believes that a combined Chairman/CEO position, coupled with an independent Lead Director appointed by the Board, provides effective oversight of management by the Board and results in a high level of management accountability to shareholders. In the Board’s view, having D.G. Macpherson serve as both the Chairman and CEO assists in the timely flow of relevant information, which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately and efficiently executed.
In deciding that a combined Chairman and CEO position is the appropriate leadership structure for the Company, the Board also recognized the need for independent leadership and oversight. Having an independent Lead Director actively engaged in planning and oversight is an essential component of effective governance. The Company’s Operating Principles require that a Lead Director be annually elected by and from the independent directors. The Lead Director is responsible for ensuring Board involvement in major issues and/or proposals and that the Board is addressing major strategic and operational initiatives. To this end, the Lead Director reviews meeting agendas and information to be provided to the Board, consults with Directors, the CEO and management, and presides at executive sessions of the Board. With the Lead Director performing these important duties and having the power under the By-laws to call meetings of the Board and to lead such meetings in the Chairman’s absence, the Board does not believe that separating the role of the Chairman and CEO would result in strengthening the Company’s corporate governance or in creating or enhancing long-term value for our shareholders.
The duties performed exclusively by the independent Directors, either collectively or through Committees comprised solely of independent Directors, include selecting the CEO and evaluating his performance, and setting his compensation.
Lead Director
The Board’s independent Directors elected the current Lead Director, Mr. Stuart L. Levenick, after the 2024 Annual Meeting. Mr. Levenick was first elected to serve in this capacity after the 2014 Annual Meeting of Shareholders. As Lead Director, Mr. Levenick oversees the Board’s operations and plays an important role in the Board’s independent oversight of management, key risks and governance matters. Mr. Levenick is not standing for re-election at the 2025 Annual Meeting. Following the 2025 Annual Meeting, the Board will elect a new Lead Director. Among the duties assigned to the Lead Director is the responsibility for:
Board Matter	Responsibility
Agendas
•
Soliciting the independent Directors for topics to be included in the Board meeting agenda;

•
Collaborating with the Chairman in developing and approving Board meeting agendas; and

•
Reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

Communicating with the Chairman	• Regularly communicating with the Chairman between meetings on strategic and operational issues and acting as a “sounding board” and advisor.
Communicating with Directors	• Serving as the primary liaison between the Chairman and the independent Directors; and • Reviewing and approving the types of information sent to the Board.
Communicating with Shareholders	• Being available, as necessary, for consultation and communication with major shareholders on behalf of the Board.
Executive Sessions
•
Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors; and

•
Leading the Board in its annual review of the Board and management’s performance, including the performance of the CEO.

Board Meetings
•
Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors; and

•
Calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	22	2025 proxy statement
Board Matter	Responsibility
Board and Management Evaluations
•
Coordinating with the BANC and the applicable Board Committee Chairs regarding the annual self-evaluation of the performance and effectiveness of the Board, its Committees and individual Directors; and

•
Leading the Board in its annual review of the Board’s and management’s performance, including the CEO, to the extent necessary to supplement the Compensation Committee’s review of the CEO’s performance relative to applicable compensation goals and objectives.

Director Search	• Coordinating with the BANC and the Chairman on the Director recruitment and interview process.
Risk Management	• Coordinating with the CEO and the applicable Board Committee Chairs on key risks to the Company and facilitating discussion as appropriate at Board meetings.
Board, Committee and Director Evaluations
The Board recognizes that a rigorous, ongoing evaluation process is an essential component of strong corporate governance practices and promoting continuing Board effectiveness. Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs: (a) full Board evaluation; (b) Committee evaluations; and (c) Director self-assessments. To help make sure the evaluations are useful, we routinely review the evaluation process with an external governance expert.
2024 Evaluation Process
As in prior years, the Lead Director conducted the Board evaluation and individual Director self-evaluations, while the Committee Chairs conducted evaluations for their respective Committees. Management’s feedback on the Board’s operation and engagement was provided to the Board. The Board also engages in an “after action” process that reviews routine matters such as information flow, meeting content and management interaction following each meeting in executive session.
The Board believes that this open-ended question/interview approach helps elicit thoughtful and useful responses that encourage valuable conversations and actionable insights. Supplementing the annual surveys is a continuous feedback loop that prevents reliance solely on a single, formal event at the end of the year.
The results of the evaluations and interviews were compiled anonymously. The Lead Director then discussed with the Board the results of the Board evaluations, individual Director self-assessments, and the management leadership team feedback, while the Committee Chairs discussed the results of the Committee evaluations with their respective Committees. Below is an overview of the key steps in the annual evaluation process:
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	23	●
DIRECTOR EVALUATIONS: A MULTI-STEP PROCESS
The information gained through this process helps shape the content of educational presentations to the Board and identify the skill sets desirable in Director searches conducted from time to time by the Board.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	24	2025 proxy statement
Board Oversight
The Board oversees, counsels and directs management in the long-term interests of the Company and its shareholders. The Board’s oversight responsibilities include:

•
Helping management assess short-term and long-term strategies for the Company and evaluating management’s performance against its goals.

•
Selecting, evaluating the performance of, and determining the compensation of the CEO and other executive officers.

•
Overseeing management succession planning to maximize long-term corporate performance.

•
Overseeing enterprise risk management processes and policies of the Company including discussing emerging rules.

•
Monitoring the processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with law and ethics.

•
Encouraging management communication with the Company’s shareholders.

•
Assessing and monitoring the Company’s culture.

•
Overseeing the Company’s strategic initiatives and programs.

Board’s Role in Shareholder Engagement
The Board believes it is important for the Company to maintain active engagement with its shareholders in order to effectively communicate the Company’s strategy and to ensure that shareholders’ perspectives are understood and considered by the Board. Continuing a practice that started in 2017, the Company arranged for the Board’s Lead Director to meet with a variety of institutional investors to explain, among other matters, the Company’s strategic and executive compensation practices and objectives in 2024 and the Board’s focus for 2024-2025.
On a regular basis, as part of its oversight role, the Board routinely receives reports and briefings from the Company’s Investor Relations team summarizing investor feedback and any shareholder concerns, questions and trends. The Company has a comprehensive shareholder engagement program to reach a significant cross-section of our shareholder base, including large institutional investors, pension funds and other investors. Our CEO, CFO, and VP, Investor Relations, and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, ESG, and executive compensation matters.
Engagement with shareholders includes quarterly earnings calls, the annual meeting of shareholders, our annual Lead Director meetings, investor conferences, individual meetings and other channels of communication. Consistent with prior years, in 2024, the Company engaged shareholders representing over 50% of the shares outstanding as of December 31, 2024.
Succession Planning, Talent and Human Capital Management
The Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other key leadership positions. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the BANC, which is comprised of all of the Board’s independent Directors. The BANC reports on its activities to the full Board, which routinely addresses planned succession scenarios and annually reviews emergency succession plans.
Recruiting, developing, promoting and retaining top talent is a key priority for the Company. The Board annually reviews our talent strategy to ensure we have the right culture and people to support our strategic imperatives well into the future. This strategy has four pillars:
•
Evolving our culture;

•
Empowering our people leaders;

•
Building our talent pipeline; and

•
Developing our future leaders.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	25	●
While the BANC has oversight of the Company’s talent strategy, the Compensation Committee has oversight of the Company’s programs and policies for human capital management and supports the BANC in its oversight of employee engagement and leadership effectiveness.
Consistent with this framework, the BANC annually conducts in-depth reviews of senior leader development. These reviews address the Company’s management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances the Company’s strategic objectives, the Board and the BANC also regularly consult with the CEO on the Company’s organizational needs, leadership potential and succession plans for key managers and plans for future development and emergency situations.
To supplement these efforts, the senior management team, as well as a broader array of executives throughout our businesses, make presentations to the Board and its Committees and also interact in more informal settings with the Directors. This engagement gives our Directors meaningful insight into our current pool of talent, attraction and retention strategies for our executives, and the Company’s culture.
Board’s Role in Risk Oversight
The Board has overall responsibility for risk oversight, with its Committees assisting the Board in performing this function based on their respective areas of expertise. The Board’s role is to oversee the Company’s ERM programs, including risk assessment and risk management processes and policies used by the Company to identify, assess, monitor and address both present and potential strategic, operational, financial, environmental, social, cybersecurity, compensation, legal and compliance risks on an enterprise-wide basis. This oversight includes working with the Company’s internal audit team in its consultation with external advisors to identify and prioritize key risks based on factors including their materiality and the timeframe in which such risks may be realized. The Directors’ involvement helps the Company anticipate future trends and risks. The Board focuses on material risks that may present near-term challenges and on longer-term risks that may require early preparation due to either their materiality or complexity. As part of this oversight, the Board receives regular reports from management on key risks across these and other subject matters, which gives the Board broad visibility over risks within the organization and the Company’s efforts to mitigate such risks. The Board and/or the applicable Committee also receives advice from time to time from external advisors on specific risk matters. The Lead Director discusses and coordinates with the CEO and applicable Committee Chairs on key risks and facilitates discussion as appropriate at Board meetings.
The Committees support the Board in the risk oversight process. The BANC and Compensation Committee Charters specifically assign risk reviews of the Company’s ESG programs and reporting to the BANC and the Company’s human capital management programs and policies to the Compensation Committee. Members of management regularly provide reports to the BANC and Compensation Committee on relevant risk topics. In addition, as part of its existing oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Audit Committee assists the Board in its oversight of the Company’s ERM program and processes, including as to business continuity, cybersecurity, privacy, legal, compliance and other risks as determined by the Board.
Both the Board and the Audit Committee regularly review the Company’s risk assessment and management processes and policies and receive regular updates from the members of the Company’s management who are responsible for the effectiveness of the Company’s ERM program. As part of its ERM oversight, the Board oversees and regularly reviews the Company’s programs and processes for cybersecurity risk, including the Company’s framework for preventing, detecting and addressing cybersecurity incidents and identifying emerging risks both broadly and within related industries.
The Vice President, Ethics and Compliance reports directly to the Chief Legal Officer and routinely attends Audit Committee meetings, including annual meetings with the Audit Committee in closed session. He has access to every call or online submission to the Company’s third-party hosted telephone hotline and hotline web portal on which team members may anonymously inquire, initiate a complaint, or participate in internal investigations. The Vice President, Ethics and Compliance also provides updates on ethics and compliance investigations to the Audit Committee on a quarterly basis. If an issue is significant, the Audit Committee is made aware per Grainger’s escalation policy.
The Board’s risk oversight is supported by internal audit and external audit reviews, external legal counsel and other consultants, the Company’s finance, controller, and legal departments and internal disclosure committee. As appropriate or as requested by the Board, Committees or Lead Director, they prepare materials and provide presentations to the Board and Committees on risks identified during the course of their work or as part of regular diligence. Management’s disclosure committee reports to the Audit Committee no less than quarterly as part of its preparation for the Company’s quarterly earnings calls and quarterly and annual reports filed on Forms 10-Q and 10-K.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	26	2025 proxy statement
Environmental, Social and Governance (ESG)
The Grainger team partners with customers, suppliers and communities on three core areas: environmental, social and governance and remains committed to operating sustainably. Grainger is committed to being a responsible corporate citizen and remains steadfast in ensuring that operating sustainably influences the daily operation of its business.
ESG Oversight and Governance
The Company’s commitment to corporate responsibility begins with general oversight of environmental and social matters by the BANC, which is comprised of all of the Board’s independent Directors. The BANC annually reviews the Company’s environmental sustainability, community impact, governance, company culture, talent strategy and programs. In turn, the Compensation Committee oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness. The Board consists of Directors with particular expertise in corporate sustainability and in environmental matters.
In developing the Company’s ESG programs, the CEO leads a Leadership Council that sets the strategic direction of the Company’s ESG programs and identifies ways to incorporate these initiatives into operations and strategy. The Leadership Council’s strategy is implemented by cross-functional working groups comprised of subject matter experts focused on near-term priorities, material topics and reporting. Core initiatives relating to culture and talent are led by the Company’s Human Resources team in coordination with the Leadership Council.
The Company is also committed to operating with ethics and integrity. The Company’s Business Conduct Guidelines define our shared expectations, consistent with the highest ethical and legal standards, of how we work together, serve customers and business partners, and honor our commitments to shareholders everywhere we do business. Grainger team members are required to complete Business Conduct Guidelines training and certification. We encourage the reporting of ethical concerns or complaints regarding Company or individual practices through the Company’s anonymous third-party hosted telephone hotline and web portal.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	27	●
Environmental
The Company strives to operate its business and supply chain sustainably and provides sustainability solutions to help customers do the same. The Company’s sustainability solutions include a portfolio of Environmentally Preferable Products, Other Sustainability Related Products, and resources. The Company aims to reduce its environmental footprint and emissions through efforts such as improving supply chain efficiency, increasing solar energy usage, optimizing facility efficiency with building management systems, implementing high-efficiency life cycle replacements, and transitioning Powered Industrial Equipment batteries to hydrogen fuel cells. In October 2023, the Board approved updated emissions targets that seek to reduce global absolute scope 1 and scope 2 emissions by 50% from a 2018 baseline, up from the previous 30% target. This new goal aligns scope 1 and scope 2 emissions reductions with the level sought to limit global temperature rise to 1.5 degrees Celsius.
Social
Grainger believes a broad talent pool is essential to live its principles, foster innovation, build high-performing teams and drive business results. The Company understands that future business success requires a mix of current and new skill sets, multiple experiences, and a broad array of backgrounds and perspectives, and strives to reflect this in its hiring, retention and promotion practices. The Company aspires to increasingly promote a welcoming, inclusive culture that values all people. As of December 31, 2024, within Grainger’s U.S. workforce, approximately 42% of team members were women and approximately 39% of team members were racially and ethnically diverse.
The Company works collaboratively with various community partners through a combination of resources, including in-kind donations, a nonprofit board placement program, team member volunteerism and our three-to-one Matching Gifts Program.
The Company takes steps to help ensure that the products it distributes are manufactured with high ethical standards through a Supplier Code of Ethics and Human Rights Principles. The Company’s Supplier Code of Ethics, which is also included in the Company’s Business Conduct Guidelines, focuses on responsible sourcing along the dimensions of human rights, labor, environment and anti-corruption. The Company’s Human Rights Principles include the Company’s commitment to providing a safe and fair workplace that upholds and respects international human rights standards. These principles are approved and monitored regularly by senior leadership. The Company’s Supplier Code of Ethics and Human Rights Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
ESG Reporting
The Company continues to evolve its ESG program and reporting in a manner that it believes is beneficial to the Company and its investors. As part of this commitment, Grainger aligns its disclosures to the Sustainability Accounting Standards Board and the Task Force on Climate-related Financial Disclosures frameworks. Grainger also reports to and participates in third-party assessments and ratings.
Since 2011, Grainger publishes an annual Environmental, Social & Governance Report (the “ESG Report”) available under “ESG” under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	28	2025 proxy statement
Political Activity
Grainger’s Business Conduct Guidelines prohibit the use of Company funds or assets for political purposes, including for contributions to any political party, candidate or committee. Grainger does not maintain a political action committee.
Given a particular issue, it is prudent for the Company to understand the legislative and regulatory environments at both the federal and state levels. The Company has, from time to time, engaged advisors to assist in limited lobbying, mainly related to government procurement and providing insight on state and local issues impacting the Company. In 2024, Grainger was also a member of four trade associations.
Other Communications with Directors
Shareholders and other interested parties wishing to communicate with the Board may send correspondence to the Lead Independent Director and/or the Office of the Corporate Secretary, who will submit all correspondence regarding bona fide issues or questions concerning Grainger to the Board or the appropriate Committee, as applicable. Communications may be addressed to:
[Name(s) of Director(s)]
or
[Non-management Directors]
or
[Board of Directors]
W.W. Grainger, Inc.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Available Information
All documents referenced below are available to shareholders under “Governance” in the Investor Relations section of our website at http://invest.grainger.com or in print, free of charge, upon request to the Office of the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.
Business Conduct Guidelines
Grainger has adopted Business Conduct Guidelines for Directors, officers and employees, which incorporate the Code of Ethics required by the SEC as applicable to the chief executive officer, chief financial officer, and chief accounting officer or controller.
In 2024, the Board updated the Business Conduct Guidelines to incorporate Grainger’s Government Code of Ethics Policy, enhance the provisions regarding political donations and conflicts of interest, and establish parameters on the use of artificial intelligence.
The Company provides annual Business Conduct Guidelines training and all Directors, officers and employees are required to certify annually that they have read, understand and are in compliance with the Business Conduct Guidelines. Our Business Conduct Guidelines are posted in the “Governance” section on Grainger’s website at http://invest.grainger.com.
Operating Principles for the Board of Directors
Grainger also has adopted Operating Principles for the Board of Directors, which represents its corporate governance guidelines. The Operating Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Committee Charters
The charters, as adopted by the Board and amended from time to time, of the Audit Committee, the BANC, and the Compensation Committee are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	29	●
Director Compensation
Grainger’s non-employee Directors each receive an annual cash retainer of $115,000 and an annual deferred stock unit (“DSU”) grant of $175,000. The Lead Director and Directors serving as Committee Chairs receive an additional annual cash retainer.
Grainger aims to compensate its non-employee Directors at a level that approximates median market practice. In benchmarking Director pay, Grainger uses the same compensation comparator group as used to benchmark compensation for Grainger’s executives as described in the Compensation Discussion and Analysis section beginning on page 37. The Compensation Committee’s independent compensation consultant advises on Director compensation.
The Directors’ compensation program, which was last adjusted in April 2024, consists of the following:
DIRECTOR COMPENSATION
Total Base Compensation $290,000
Additional Annual Cash Retainers:
•
$37,500—Lead Director

•
$30,000—Audit Committee Chair

•
$25,000—Compensation Committee Chair

•
$20,000—BANC Chair

All non-employee Directors receive an annual DSU grant worth $175,000. In 2024, the number of shares covered by each grant was equal to $175,000 divided by the 20-day average stock price through March 31 (a methodology consistent with the calculation used for equity awards to grant-eligible employees), rounded up to the next whole share. For non-employee Directors elected at the 2024 Annual Meeting of shareholders, the DSU formula resulted in payment of 176 DSUs based on a 20-day average stock price as of March 31, 2024 of $995.65 per share. The DSUs are settled in shares of Grainger common stock on a 1:1 basis upon termination of service as a Director. On their April 24, 2024 grant date, the value of such DSUs was $168,219 using the closing price of $955.79 per share of Grainger’s common stock on April 23, 2024. Directors may defer their annual cash retainers, Lead Director retainer, and Committee Chair retainers (as applicable), into a DSU account.
Stock ownership guidelines applicable to non-employee Directors provide that within five years after election, a Director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by Directors or executive officers is prohibited by Company policy (see Hedging and Pledging Prohibition beginning on page 52). No Directors (or executive officers) have hedged or pledged any of the shares beneficially owned by them and all Directors are currently in compliance with the ownership guidelines.
Grainger annually matches each Director’s charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.
Mr. Macpherson, who is an employee of Grainger, does not receive any separate compensation for serving as a Director.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	30	2025 proxy statement
2024 Director Compensation Table
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Rodney C. Adkins	$140,000	$168,219	$7,500	$315,719
George S. Davis	$145,000	$168,219	$0	$313,219
Katherine D. Jaspon	$115,000	$168,219	$6,750	$289,969
Christopher J. Klein	$115,000	$168,219	$0	$283,219
Stuart L. Levenick	$172,500	$168,219	$0	$340,719
Cindy J. Miller	$115,000	$168,219	$0	$283,219
Neil S. Novich	$115,000	$168,219	$7,500	$290,719
Beatriz R. Perez	$115,000	$168,219	$7,500	$290,719
E. Scott Santi	$115,000	$168,219	$7,500	$290,719
Susan Slavik Williams	$115,000	$168,219	$0	$283,219
Lucas E. Watson	$115,000	$168,219	$0	$283,219
Steven A. White	$115,000	$168,219	$0	$283,219

(1)
Represents the annual cash retainers received in 2024 by all non-employee Directors. V. Ann Hailey served as a Director in 2024 but is omitted from the table because she did not receive any compensation in 2024.

(2)
Represents the fair value of the non-employee Directors’ 2024 award of 176 DSUs on the grant date of April 24, 2024, using the closing price of $955.79 per share of Grainger’s common stock as of April 23, 2024. The DSUs immediately vest upon the grant date and will be paid in shares of Grainger common stock on a 1:1 basis upon departure from the Board, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(3)
Represents amount paid by the Company to charitable organizations as part of the Company’s Matching Gifts Program. Administration of the Matching Gifts Program may cause us to pay more than $7,500 in a single fiscal year due to a lag in processing requests for matching. The amounts shown are for the actual payments by the Company in 2024. The Directors receive no direct or indirect benefit from the matching contributions.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	31	●
Ownership of Grainger Stock
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning any person known to Grainger to beneficially own more than 5% of Grainger’s common stock as of December 31, 2024 except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934 (the “Exchange Act”).
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,264,009(2)	10.61%
Susan Slavik Williams 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	2,794,042(3)	5.7%
BlackRock, Inc. 55 Hudson Yards New York, NY 10001	4,003,072(4)	8.10%

(1)
Unless otherwise indicated, percentages calculated are based upon Grainger common stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on February 13, 2024, The Vanguard Group has shared voting power with respect to 57,964 shares, sole dispositive power with respect to 5,079,827 shares, and shared dispositive power with respect to 181,182 shares. The Vanguard Group is the parent of several subsidiaries; no one subsidiary’s beneficial ownership interest in the Grainger common stock being reported is five percent or more of the total outstanding common shares.

(3)
Based on information provided in a Schedule 13G/A filed on January 29, 2025, Ms. Slavik Williams has sole voting power with respect to 2,785,700 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 2,785,700 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 2,794,042 shares excludes 1,029,384 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power.

(4)
Based on information provided in a Schedule 13G/A filed on January 25, 2024, BlackRock, Inc. has sole dispositive power with respect to all of the shares, and sole voting power with respect to 3,546,622 shares. Various non-person entities have the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of Grainger’s common stock. No one person’s interest in the Grainger common stock is more than five percent of the total outstanding common shares.

Security Ownership of Directors and Management
The table below shows the ownership of Grainger common stock by each Director nominee, each of our NEOs, and all Director nominees and all executive officers as a group, as of February 28, 2025 except as otherwise noted below.
Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	32	2025 proxy statement
Name of Beneficial Owner	Shares	Stock Option Shares Exercisable within 60 Days(1)	Stock Units(2)	Percent of Class(3)
Rodney C. Adkins	400	—	5,734	*
Nancy Berardinelli-Krantz	979	—	2,066	*
George S. Davis	—	—	609	*
Katherine D. Jaspon	—	—	1,251	*
Christopher J. Klein	65	—	257	*
Jonny LeRoy	590	—	980	*
Stuart L. Levenick	—	—	22,346	*
D.G. Macpherson	90,951	30,663	7,616	*
Deidra C. Merriwether	6,852	2,339	2,657	*
Cindy J. Miller	—	—	178	*
Neil S. Novich	4,605	—	32,645	*
Beatriz R. Perez	—	—	4,798	*
Paige K. Robbins	13,069	—	4,379	*
E. Scott Santi	303	—	10,147	*
Susan Slavik Williams(4)	2,794,042	—	1,862	5.8%
Lucas E. Watson(5)	157	—	5,360	*
Steven A. White(6)	—	—	2,306	*
Director Nominees and Executive Officers as a Group	2,912,013	33,002	105,191	6.1%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee Directors, and the number of RSUs credited to the accounts of executive officers. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

(3)
An asterisk (*) indicates less than 1%.

(4)
Based on information provided in a Schedule 13G/A filed on January 29, 2025, Ms. Slavik Williams has sole voting power with respect to 2,785,700 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 2,785,700 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 2,794,042 shares excludes 1,029,384 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power.

(5)
Includes 157 shares as to which Mr. Watson has shared voting and/or investment power.

(6)
Represents shares held by a family trust of which Mr. White is trustee and primary beneficiary. Mr. White has voting and investment power with respect to all stock units held by the family trust.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	33	●
Report of the Audit Committee
The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in rules of the Securities and Exchange Commission (the “SEC”) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually. The charter is available on the “Governance” section of Grainger’s website at http://invest.grainger.com.
Management is responsible for the Company’s internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP (“EY”), the Company’s independent auditor, was responsible for performing an independent audit of the Company’s most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
In performing these responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 1301 “Communications with Audit Committees” adopted by the Public Company Accounting Oversight Board (“PCAOB”). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY’s independence and the Audit Committee discussed with EY the matter of the firm’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), as filed with the SEC.
George S. Davis, Chair
Katherine D. Jaspon
Christopher J. Klein
Stuart L. Levenick
Neil S. Novich
E. Scott Santi
Members of the Audit Committee of
the Board of Directors
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	34	2025 proxy statement
Audit Fees and Audit Committee Pre-Approval Policies and Procedures
The following table sets forth the fees for professional services rendered by EY with respect to fiscal years 2024 and 2023, respectively:
Fee Category	2024	2023
Audit Fees(1)	$6,091,354	$5,722,278
Audit-Related Fees(2)	$205,322	$412,400
Tax Fees(3)	$179,552	$401,784
All Other Fees(4)	$7,200	$17,100
Total Fees	$6,483,428	$6,553,563

(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Grainger’s annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger’s quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger’s statutory and regulatory filings or engagements.

(2)
Audit-Related Fees. Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or a review of Grainger’s financial statements and are not reported under “Audit Fees.” These services include the audits of Grainger’s employee benefit plans and various attest services.

(3)
Tax Fees. Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

(4)
All Other Fees. Consists of fees billed for all other professional services rendered to Grainger, other than those reported as “Audit Fees,” Audit-Related Fees” and “Tax Fees.”

Pre-Approval Policy for Audit and Non-Audit Services
The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.
Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.
The Company’s Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.
The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company’s independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	35	●
PROPOSAL 2: Ratify the Independent Auditor
What are you voting on?
Ratification of the appointment of Ernst & Young LLP as the independent auditor for the year ending December 31, 2025.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, termination and oversight of the independent external audit firm that performs audit services. In considering Ernst & Young LLP’s (“EY”) appointment for the 2025 fiscal year, the Audit Committee reviewed the firm’s qualifications and competencies, including the following factors:
•
EY’s historical performance and its recent performance during its engagement for the 2024 fiscal year;

•
EY’s capability and expertise in handling the breadth and complexity of the Company’s operations;

•
The qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s financial statements;

•
The quality of EY’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

•
External data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on EY; and

•
EY’s reputation for integrity and competence in the fields of accounting and auditing.

EY has been retained as the Company’s independent auditor continuously since 2005. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of EY’s personnel occurs routinely and the Audit Committee is directly involved in the review, selection and evaluation of EY’s lead engagement partner.
The Audit Committee and the Board believe that the continued retention of EY to serve as the Company’s independent auditor for the year ending December 31, 2025 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment.
Representatives of EY are expected to be present at the meeting to respond to appropriate questions of shareholders submitted in advance in accordance with the procedures set forth in this proxy statement.
Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2025 Annual Meeting. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	36	2025 proxy statement
Report of the Compensation Committee of the Board
The Compensation Committee of the Board (the “Compensation Committee”) reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company’s proxy statement for its 2025 Annual Meeting and in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission. The Compensation Committee operates under a written charter adopted by the Board that is reviewed annually.
The amended and restated charter is available in the “Governance” section of Grainger’s website at http://invest.grainger.com.
Rodney C. Adkins, Chair
Cindy J. Miller
Beatriz R. Perez
Susan Slavik Williams
Lucas E. Watson
Steven A. White
Members of the Compensation Committee of
the Board of Directors
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	37	●
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the Company’s pay for performance compensation philosophy and programs, and explains the compensation earned by Grainger’s Named Executive Officers (“NEOs”) in 2024.
Please read this CD&A, the compensation tables and accompanying narrative disclosures in conjunction with the advisory vote we are conducting on the Compensation of our NEOs (see Proposal 3, Say on Pay on page 75) as it contains information that is relevant to your voting decision.
Opportunity for Shareholder Comment

Grainger has a comprehensive shareholder engagement program. The Compensation Committee carefully considers feedback from our shareholders regarding NEO compensation.
Shareholders who wish to directly provide feedback to the Company may do so by contacting the Company’s Investor Relations team using the information provided at the bottom of http://invest.grainger.com or under Other Communications with Directors on page 28.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	38	2025 proxy statement
Introduction
Driven by the team’s focused execution against our long-term strategy, we delivered on financial commitments while driving shareholder returns in 2024. We strengthened our operational advantage in both our High-Touch Solutions—N.A. and Endless Assortment segments by remaining committed to our purpose—We Keep the World Working®. As described within this CD&A, our executive compensation programs feature durable designs that directly support our strategy and focus our leadership team on long-term growth and profitability.
2024 Highlights
Driving effective executive pay programs focused on what matters
Metrics Aligned with Our Priorities	Reflect Solid 2024 Performance	Executive Pay is Pay for Performance

NEO incentive programs and metrics were aligned with our priorities to:
•  Execute on our growth drivers to provide customers with a flawless experience and tangible value.
•  Drive operational excellence and productivity to keep the business healthy and enable future investments.
•  Encourage long-term shareholder value creation.

Delivered record full year earnings:
•  Delivered $17.2 billion in sales, up 4.7% on a daily, organic constant currency basis.(1)
•  Produced strong total Company adjusted ROIC of 41.6%.(1)
•  Outgrew the total U.S. MRO market by approximately 100 basis points (bps) in High-Touch Solutions—U.S. business.
•  Operating margin decreased 20 bps to 15.5% on an adjusted basis as stable gross margin was partially offset by continued demand generation investment.(1)
•  Increased diluted EPS by 6.8% on a reported basis and 6.2% on an adjusted basis.(1) Achieved a one-year TSR of 28.2% and three-year TSR of 109.8%.

2024 NEO compensation reflects our pay for performance design:
•  2024 short and long-term incentive payouts correspond with solid performance.
•  The NEO annual incentive payout was 97% of target and the 2022 PSU cycle payout was 118% of target.

2024 Compensation Program Overview

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable generally accepted accounting principles (“GAAP”) financial measures. The 2024 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 4.5% and total Company adjusted ROIC of 41.4%.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	39	●
Executive Summary
The Company’s compensation programs are based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them with appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.
Named Executive Officers (NEOs) for 2024

D.G. Macpherson	Deidra C. Merriwether	Paige K. Robbins	Nancy L. Berardinelli-Krantz	Jonny LeRoy
The following table reflects the full list of our NEOs for 2024.
Named Executive Officer	Title
D.G. Macpherson	Chairman of the Board and Chief Executive Officer (CEO)
Deidra C. Merriwether	Senior Vice President and Chief Financial Officer (CFO)
Paige K. Robbins	Senior Vice President and President, Grainger Business Unit
Nancy L. Berardinelli-Krantz	Senior Vice President and Chief Legal Officer
Jonny LeRoy	Senior Vice President and Chief Technology Officer
Shareholder Engagement
Our CEO, CFO and VP, Investor Relations maintain regular contact throughout the year with a broad base of shareholders to discuss a wide range of topics, including Company strategy, financial performance, the competitive environment, ESG matters and executive compensation matters. For additional details on our shareholder engagement, please see page 24 of this proxy statement.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	40	2025 proxy statement
2024 Program Performance and Financial Highlights
How We Performed (Incentive Program Financial Measures)
Delivered solid full-year performance across all metrics with one-year TSR of 28.2%

In 2024, Grainger’s team members (more than 26,000 worldwide as of December 31, 2024) remained relentlessly focused on providing tangible value to our customers and advancing our strategic initiatives to drive short- and long-term growth. We also continued to advance the Grainger Edge to build a strong culture. These actions allowed us to deliver profitable growth while furthering our service advantage with future capacity investments.
Key Highlights:
Endless Assortment
•
In our Endless Assortment segment, we continue to propel our proven Endless Assortment flywheel to deliver long-term value with Zoro U.S. daily sales growth of 9.7% and MonotaRO daily sales growth of 14.0% in local currency and local days.(1)

High-Touch Solutions	• In our High-Touch Solutions—N.A. segment, we executed well across the business and achieved approximately 100 bps of total U.S. MRO market outgrowth in 2024.(3)
Financial Results
•
We finished the year with record sales of $17.2 billion, up 4.2% on a reported basis or 4.7% in daily, organic constant currency sales.(1)(2)

•
During the year, operating margin decreased by 20 basis points on an adjusted basis as stable gross margin was partially offset by continued demand generation investment, and there was a 6.2% percent increase in diluted adjusted earnings per share (“EPS”).(1)

•
We also generated over $2.1 billion in operating cash flow, an increase of 3.9% over 2023 and returned $1.6 billion to Grainger shareholders through dividends and share repurchases all while achieving 41.6% 2024 total Company adjusted return on invested capital (“ROIC”) down 120 basis points from last year.(1)(2)

•
We delivered value to shareholders with one-year Total Shareholder Return (“TSR”) of 28.2% and three-year TSR of 109.8%.

Driving Strategy Forward
•
In our High-Touch Solutions—N.A. segment, we leveraged proprietary data assets, including artificial intelligence and machine learning capabilities to further our competitive advantage.

•
In our Endless Assortment segment, we reaccelerated growth through enhanced analytical capabilities and customer-facing improvements.

•
Progressed supply chain expansion investments.

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	41	●
(2)
The 2024 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 4.5% and total Company adjusted ROIC of 41.4%.

(3)
Share gain is based on outgrowth measured as High-Touch Solutions—U.S. daily, organic sales less estimated total U.S. MRO market growth. Company estimates using compilation of external market data, including volume and price.

(4)
Three-year average based on actual performance 2022 (+781 bps), 2023 (+518 bps), and 2024 (+97 bps).

Our Executive Compensation Performance
2024 NEO annual incentives paid out at 97% of target reflecting a year of solid growth
Throughout 2024, the Compensation Committee evaluated our compensation programs against the following factors:
•
Company performance, including whether the programs remain aligned with near- and long-term objectives;

•
Appropriateness of the original targets to remain relevant and challenging under current conditions;

•
Alignment to the broader Grainger team and performance to peer companies; and

•
Ability for Company programs to attract, motivate and retain critical talent.

The Committee did not alter the structure of existing incentive programs or adjust payouts for 2024 annual incentives as it believes the programs remained strongly aligned with the Company’s pay for performance objectives and consistent with shareholder interests. The discussion of the Company’s annual incentives within this CD&A refer to the Company Management Incentive Program (“MIP”), which is primarily tied to total Company financial performance (High-Touch Solutions segment and Endless Assortment segment). The 2024 MIP payout was defined as a percentage of the NEO’s annualized base salary as of December 31, 2024. The 2024 MIP was based on 2024 year-over-year total Company daily, organic constant currency sales and total Company adjusted ROIC, as well as on an ESG modifier, which can increase or decrease payouts determined by financial performance up to +/- 10 percentage points.
Short-term financial results just fell short of expectations and therefore the payout for the 2024 MIP was slightly below target. Total Company daily, organic constant currency sales was 4.5%, resulting in a 45% daily, organic constant currency sales payout, and 2024 total Company adjusted ROIC was 41.4%, resulting in a 53% total Company adjusted ROIC payout. Total absolute scope 1 and scope 2 emissions and diverse leadership representation outcomes met expectations. Therefore, the ESG modifier was determined to be 0% and the 2024 MIP payout calculation was rounded to equal 97%. The Company’s average MIP payout for NEOs over the last five years (2019-2023) was 126%. Total Company daily, organic constant currency sales for the purpose of MIP, excludes the impact on Company’s sales due to foreign currency exchange rate fluctuations. The 2024 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. See Annual Incentives on page 48 and Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.
2022-2024 NEO Performance Share Units (PSUs) achieved 118% of target payout
The Compensation Committee approved the final results of the 2022-2024 PSU program at 118% of target. The 2022-2024 cycle covered a three-year performance period starting January 1, 2022 and ending December 31, 2024. The 2022 PSU cycle was based on three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily sales growth based on year-over-year sales growth and total Company adjusted operating margin performance, each equally weighted. As outlined in detail on page B-3, U.S. share gain was 465 bps, Endless Assortment daily sales growth was 14.2% and total Company adjusted operating margin performance expanded 119 bps on average over the three-year performance period. Therefore, the Committee approved the payout for these PSUs at 118% of target.(1)

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	42	2025 proxy statement
2024 Long-Term Incentive Equity Mix
The equity mix for the 2024 long-term incentive program for the CEO was 60% PSUs and 40% time-vested RSUs; the other NEOs had an equity mix of 50% PSUs and 50% time-vested RSUs. The three-year performance period for the PSUs granted in 2024 runs from 2024-2026. The RSUs granted in 2024 vest annually on a pro rata basis over a three-year period based on continued employment.
Compensation Philosophy, Plans and Practices
Compensation Philosophy
The Company’s NEO compensation structure is designed to drive profitable growth leading to shareholder value creation and establish a strong link between pay and Company annual and long-term performance, while not encouraging excessive risk-taking. This philosophy extends throughout the Company as employees below the executive level are also provided incentives based on growing the business (sales growth) while achieving attractive investment returns (ROIC) for the Company’s shareholders. The Company is focused on its strategy of consistently gaining market share and attaining profitable sales growth through its two business segments—High-Touch Solutions and Endless Assortment. These objectives are directly reflected in the 2024 long-term incentive design for executives which further reinforces pay for performance.
The Company’s compensation philosophy aligns with the Grainger Edge. As described above, the Grainger Edge is the foundational structure for the Company’s strategy and culture with individual performance assessments for all Company employees, including NEOs, based on goals set in alignment with the Grainger Edge. For more on the Grainger Edge principles, see Corporate Culture: The Grainger Edge® on page 1.
Company Compensation Practices
Overall, the Company’s compensation programs are designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance. The Company’s compensation programs also maintain alignment with shareholders and best practices as outlined below.
Compensation Committee of the Board
The Compensation Committee is responsible for the Company’s compensation programs.
The Compensation Committee oversees the Company’s compensation and benefit programs for all officers and other employees. The Compensation Committee is responsible for ensuring that the Company’s compensation practices provide appropriate incentives to increase long-term shareholder value and reflect the highest level of integrity, while mitigating risk and protecting the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward and retain employees and
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	43	●
to motivate them to grow the business profitably. Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.
The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO’s current base salary, annual incentive award and the value of all outstanding equity-awards (both vested and unvested), deferrals, and benefits. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Compensation Committee’s evaluation of vested and unvested awards and the retention value of these awards.
In discharging its responsibilities, the Compensation Committee regularly consults with independent advisors, compensation consultants and the Company’s management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that Pay Governance, LLC (“Pay Governance”), its compensation consultant since November 2020, is an independent advisor under the applicable rules and regulations. The Compensation Committee’s charter is available in the “Governance” section of Grainger’s website at http://invest.grainger.com.
Risk Mitigating Actions
The Company’s compensation programs are designed to include risk-mitigating features. The Compensation Committee also engaged its independent compensation consultant to assist in the process of an annual internal risk assessment of all incentive-based compensation, including annual and long-term incentive programs.
The Compensation Committee’s oversight responsibility includes assessing the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Company believes that the appropriate metrics are used in its incentive plan design and the metrics do not create unreasonable risk. In order to encourage profitable growth while protecting shareholders’ interests, the Company’s compensation programs include the following risk mitigating components such as:
•
Balanced performance measures—top-line, bottom-line, and return-based metrics;

•
Robust performance measure selection and rigorous targets;

•
Mix of annual and long-term incentives, with an emphasis on long-term incentives for NEOs;

•
Mix of equity vehicles—time-based and performance-based shares;

•
Strong clawback provisions to recoup incentive compensation;

•
Stock ownership, retention and holding requirements; and

•
Clear business conduct guidelines.

The Company has established strong recoupment policies. For current or former executive officers only, the Company established a ‘no fault’ clawback policy that follows the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“the Dodd-Frank Act”) and the NYSE listing requirements. Under this policy, the Company is required to recoup (on a pre-tax basis) erroneously paid incentive compensation received during the three-year recoupment period from covered executive officers in the event of a mandatory accounting restatement even if there was no fault, misconduct or failure of oversight on the part of the officer. Discretion is generally not permitted under this policy except in very limited circumstances as prescribed by the Dodd-Frank Act and NYSE listing requirements.
In addition to this policy, the Company has long-maintained a recoupment policy that allows for the recovery of cash and equity awards in the event of fraud, criminal misconduct, materially inaccurate financial statements, conduct that violates Company policy, misconduct that causes or is discovered to have caused damage or injury to the Company’s property or reputation or violations of non-competition or non-solicitation agreements, or in the event an executive receives any amount in excess of what the executive should have received for any reason. The Company’s broad-based recoupment policy is described further under Compensation Recoupment (Clawbacks) on page 53.
Further, both the Change in Control Agreements and awards under the W.W. Grainger, Inc. 2015 Incentive Plan (the “2015 Incentive Plan”) and the W.W. Grainger, Inc. 2022 Incentive Plan (the “2022 Incentive Plan”) have double-trigger change in control provisions.
Risk Assessment
The Compensation Committee annually reviews a risk assessment of the Company’s compensation programs. Since 2009, the Compensation Committee has engaged its independent compensation consultant to conduct the risk assessment every three years. In 2024, the Committee’s independent compensation consultant, Pay Governance, conducted the Company’s triennial third-party risk assessment and the results were discussed with the Compensation Committee.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	44	2025 proxy statement
For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Compensation Committee’s independent compensation consultant. Based on the risk review conducted in 2024 and the Compensation Committee’s discussions with management and the compensation consultant, the Compensation Committee does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company continues to monitor and evaluate the above mitigating practices as part of its annual review process.
Role of Management
Management assists the Compensation Committee in the design, recommendation and implementation of compensation programs.
Members of management (including the NEOs and the CEO’s other direct reports) recommend programs to the Compensation Committee that management believes will provide the appropriate level of compensation and incentives consistent with the Company’s compensation philosophy. Consistent with this process, management works with the Compensation Committee’s independent compensation consultant to develop market information and recommends adjustments in base salaries, annual incentive targets and long-term incentive awards, as well as changes to programs required for regulatory compliance to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Macpherson, the recommendations also include the structure and targets of short-term and long-term incentive programs. These recommendations are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee. Mr. Macpherson’s compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant and is approved by the independent directors in executive session without management present.
Independent Compensation Consultant
In overseeing the Company’s compensation programs, the Compensation Committee develops programs based on its own deliberations and considers recommendations from management and compensation and benefits consultants, including its independent compensation consultant.
After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Pay Governance is independent and retained Pay Governance as its independent compensation consultant. At the Compensation Committee’s direction, the independent compensation consultant:
•
Attends Compensation Committee meetings and select executive sessions;

•
Assists the Compensation Committee in the review of goals and objectives for NEO compensation;

•
Provides the Compensation Committee with comparable position executive compensation market data, including pay levels and pay practices of both our comparator companies and general industry;

•
Helps the Compensation Committee evaluate recommendations proposed by management;

•
Assists with incentive compensation program design, structure and selection of the metrics;

•
Annually reviews and recommends appropriate comparator companies used for compensation studies;

•
Conducts or assists in risk reviews of the Company’s performance and incentive-based compensation programs;

•
Provides regular updates on executive compensation trends and regulatory developments; and

•
Undertakes special projects as assigned by the Compensation Committee.

The Compensation Committee seeks advice from the independent compensation consultant on compensation trends and best practices, as well as in reviewing the Company’s programs and policies to ensure they are designed and operate to achieve their purposes and goals. The independent compensation consultant did not provide any additional services to the Company in 2024.
How Annual NEO Compensation is Determined
Each NEO’s compensation is compared to compensation provided to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee’s independent compensation consultant, Pay Governance) and nationally recognized surveys.
The Compensation Committee then considers a variety of reference points, including competitive compensation market data, individual and Company performance, the executive’s overall experience, replaceability, internal equity, unique skills and management’s recommendation (for NEOs other than the CEO) to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company’s compensation practices against the comparator group and published survey data.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	45	●
Select Peers	Analyze & Benchmark	Final Assessment

Review comparator companies to maintain a group of companies that are relatively similar in complexity and size to Grainger.
Review nationally recognized survey data for comparably sized general industry companies to gain a broader perspective of market practice, as the pool for executive talent extends beyond the comparator group.

Analyze data from an executive compensation study that includes total compensation paid to comparator group executives and survey positions with similar duties and responsibilities.
Review competitive compensation benchmarking data at the 25th, 50th and 75th percentiles of the market.
Evaluate considerations such as individual and Company performance, internal equity, management’s recommendation and the NEO’s overall experience, replaceability and unique skills.

Review the final assessment and analysis of NEO compensation versus comparator group and survey data to ensure relative competitiveness of the Company’s compensation practices.
Evaluate recommendations for base salaries and changes to the structure and targets of short and long-term incentive programs are made in part based on market data.
CEO Pay—Reviewed and recommended by the Compensation Committee.
NEO Pay—Reviewed by the Chairman and CEO, reviewed and recommended by the Compensation Committee.

Action: Reviewed and approved by the Compensation Committee in July.	Action: Reviewed by the Compensation Committee in October.	CEO Pay—Approved by independent directors in executive session without management present in February. NEO Pay—Approved by the Board in February.
Compensation Comparator Group
The Company’s compensation programs are regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity and nationally recognized compensation surveys. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.
Every year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company’s compensation practices. Consistent with this practice, a comparator group compensation study was conducted in 2023 to determine 2024 compensation (the “2024 Compensation Study”).
The 2024 comparator group consists of 18 companies that are relatively similar in complexity and size to Grainger and represent the types of major companies with which Grainger historically competes for executive talent. The companies that were evaluated for the 2024 Compensation Study were approximately within a range of 0.4 to 2.5 times Grainger’s annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company’s publicly traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company’s competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Annual Report.
The Committee relied on its 2024 independent compensation consultant for survey and market data. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each company represented by the comparator group. The 2024 Compensation Study comparator group is listed below.
Compensation Comparator Group(1)
AutoZone, Inc.	Expeditors International	Parker-Hannifin Corporation
Avnet, Inc.	Fastenal Company	Stanley Black & Decker, Inc.
CDW Corporation	Genuine Parts Company	Tractor Supply Company
Cintas Corporation	Henry Schein, Inc.	United Rentals, Inc.
Eaton Corporation plc	Illinois Tool Works Inc.	Watsco, Inc.
eBay Inc.	LKQ Corporation	WESCO International, Inc.
	2023 Revenue Rank(2)	2023 Enterprise Value Rank(3)
W.W. Grainger, Inc.	60th Percentile	67th Percentile
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	46	2025 proxy statement
(1)
For the purposes of determining fiscal year 2024 pay, Tractor Supply Company was added due to operational similarities and replaces Univar Solutions, Inc., which was acquired and no longer public as of August 1, 2023.

(2)
Revenue rank reflects the most recent fiscal year-end revenue for the Compensation Comparator Group revenue, as of December 31, 2023.

(3)
Enterprise Value reflects the Compensation Comparator Group’s Enterprise Value, calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, as of December 31, 2023.

The latest Compensation Study and comparator group validation was completed in July 2024. For purposes of determining fiscal year 2025 pay, the Company adjusted its comparator group to remove Avnet, Inc. due to its relatively small enterprise value and add Cummins Inc., Johnson Controls, and PACCAR Inc. These additions reflect companies with similar comparable business characteristics and higher revenue and enterprise value levels, thereby positioning the Company close to the median of the updated peer group in terms of both revenue and enterprise value.
Compensation Elements and Pay Mix
As part of the Company’s pay for performance philosophy, the Company’s compensation programs are aligned with shareholders.
Total target compensation for the Company’s employees is generally set to approximate the market median, with differentiation based on tenure, skills, proficiency and performance as required to attract and retain key talent. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation which aligns management incentives to the interests of shareholders.
The 2024 NEO compensation mix is comprised of base salary, annual incentives (under the MIP plan) and long-term equity incentives constituted of Performance Share Units (PSUs) and Restricted Stock Units (RSUs). NEO compensation is generally structured so that the largest individual component is long-term equity, followed by base salary and performance-based annual incentives.
The charts below show compensation components as a percentage of the fiscal year 2024 total target compensation package.

(1)
The charts above reflect total target compensation (based on rounded percentage of annualized base salary, target annual and long-term incentive at the grant date fair value for 2024). Average NEO pay mix chart reflects annual target data as of December 31, 2024.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	47	●
	Component	Purpose	Link to Strategy & Performance
Short- Term	Base Salary	Establishes a market competitive and appropriate level of fixed compensation to attract and retain leaders.	Fixed and based on individual performance which considers the Grainger Edge.
	Annual Incentives—Management Incentive Program	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—daily, organic constant currency sales and total Company adjusted ROIC with an ESG modifier.
Long- Term	Long-Term Incentive Plan	Supports retention through a balanced mix of performance-based and time-based incentives.	The initial grant value is linked to individual performance and potential.
	Performance-based— Performance Share Units	Aligns compensation with the Company’s long-term strategic growth and profitability goals while also connected to stock price performance.	Performance-based, linked to Company strategy and requires achieving predetermined Company three-year average profitability and growth goals.
	Time-based—Restricted Stock Units	Encourages retention and links long-term incentives to stock price performance.	The ultimate value of the program is linked to stock price performance; align NEOs’ interests to stock price performance over time and three-year vesting encourages meaningful retention.
Each of these compensation elements is described in more detail below.
Base Salaries
Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, internal equity and executive experience.
Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate). Base salaries reflect individual and Company performance with goals set in alignment with the Grainger Edge, base salaries for comparable positions from market studies, experience, tenure, fairness and internal equity.
Base salary increases for the NEOs, with the exception of Mr. Macpherson, are reviewed and approved by the CEO before they are presented to the Compensation Committee for review and recommendation to the Board. The Compensation Committee reviews these recommendations in conjunction with its independent compensation consultant.
The compensation awarded to Mr. Macpherson was determined by the independent directors with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Macpherson’s compensation and evaluates his performance in light of those goals and objectives. The Compensation Committee recommended, and the independent directors approved in executive session without management present, Mr. Macpherson’s compensation level based on this evaluation.
Name(1)	2023 Annualized Base Salary	Annualized Base Salary Percent Change(3)	2024 Annualized Base Salary
D.G. Macpherson	$1,100,000	4.5%	$1,150,000
Deidra C. Merriwether	$700,000	3.6%	$725,000
Paige K. Robbins	$700,000	3.6%	$725,000
Nancy L. Berardinelli-Krantz	$615,000	5.7%	$650,000
Jonny LeRoy(2)	—	—%	$605,000

(1)
Table outlines base salaries of current executive officers as of December 31, 2024.

(2)
New NEO for fiscal year 2024.

(3)
Percentage increase based on year-over-year base salary change. All NEO salary changes were effective March 31, 2024.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	48	2025 proxy statement
Annual Incentives
Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk-taking.
NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the MIP. The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders. Each NEO’s target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group.
The following describes the 2024 MIP target payment applicable to each NEO:
Name	2024 Target Incentive (as a % of base salary)	Performance Results (as a % of the target)
D.G. Macpherson	150%	97%
Deidra C. Merriwether	100%	97%
Paige K. Robbins	100%	97%
Nancy L. Berardinelli-Krantz	80%	97%
Jonny LeRoy	80%	97%
The 2024 MIP payout was based as a percentage of the NEO’s annualized base salary as of December 31, 2024. The 2024 MIP was based on 2024 year-over-year total Company daily, organic constant currency sales and total Company adjusted ROIC, as well as on an ESG modifier, which can increase or decrease payouts determined by financial performance up to +/- 10 percentage points. The MIP is capped at 200% of the target award.
The financial metrics that determine the MIP continue to be in place as the Company believes the design of the annual incentive program supports the creation of shareholder value as it encourages management to focus on profitable sales growth and the effective use of capital. The core financial metrics that underpin the MIP have been in place for more than 20 years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. The financial metrics were selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management and asset management. Total Company adjusted ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax annual adjusted operating earnings divided by average net working assets for the period. Year-over-year daily sales growth is determined by year-over-year results and modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. Therefore, total Company daily, organic constant currency sales for the purpose of MIP, excludes the impact on the Company’s sales due to foreign currency exchange rate fluctuations. Business results from acquisitions, divestitures and liquidations that occur during the year are generally not included in the calculation of total Company daily, organic constant currency sales or total Company adjusted ROIC. These measures are consistent with the Company’s objective of growing profitably over time, which it believes is closely linked with shareholder value creation. The financial results are subject to an ESG modifier, which can increase or decrease payouts up to +/-10 percentage points and is based on total absolute scope 1 and scope 2 emissions and diverse leadership representation results. The overall design and use of the modifier supports our goal to drive a purpose-driven culture that enables strong performance.
The following table shows the performance and payout scenarios established at the beginning of the year for 2024:
Total Company Daily, Organic Constant Currency Sales Growth Performance(1)	% Payout(2)
<0%	0%
3.9%	40%
5.4% – 6.5%	50%
7.8%	60%
11.3%	100%
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	49	●
Total Company Adjusted ROIC Performance(1)	% Payout(2)
<37.2%	0%
38.6%	40%
40.3% – 41.1%	50%
42.4%	60%
44.0%	100%

(1)
The 2024 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 4.5% and total Company adjusted ROIC of 41.4%. This resulted in a final MIP payout of 97% of target. No adjustments to payouts were made. See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
Payouts are interpolated on a straight-line basis.

Short-term financial results just fell short of expectations and therefore, the payout for the 2024 MIP was slightly below target. Total Company daily, organic constant currency sales was 4.5%, corresponding to a 45% total Company daily, organic constant currency sales payout, and 2024 total Company adjusted ROIC was 41.4%, corresponding to a 53% total Company adjusted ROIC payout. The 2024 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. Total absolute scope 1 and scope 2 emissions and diverse leadership representation outcomes met expectations. Therefore, the ESG modifier was determined to be 0%. The final 2024 MIP payout calculation was rounded to equal 97%.
Based on the Compensation Committee’s review of the Company’s executive compensation programs, including the results driven by the programs and the strong level of shareholder support in 2024, the Compensation Committee determined that the program results are aligned with shareholder value creation and approved the 97% payout based on the financial results and incentive payout scales disclosed herein.
The Company believes that it establishes total Company adjusted ROIC and sales growth targets that are rigorous and provide an appropriate level of motivation. Under the terms and conditions of the MIP, the Compensation Committee has the ability to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect total Company adjusted ROIC or sales growth. The Compensation Committee and Board also have the ability to modify the payout formula, in their discretion, to take into account additional factors affecting performance that they deem relevant. However, the Compensation Committee did not exercise this discretion or make any modifications to the payout formula for 2024.
Long-Term Incentives
The Company provides annual long-term incentives to NEOs and other key managers in order to:
•
Align the Company’s long-term business strategy and goals with those that increase shareholder value;

•
Achieve financial performance that balances growth, profitability and asset management;

•
Reward management for taking prudent action and achieving results that create shareholder value;

•
Attract qualified leaders to join the Company; and

•
Retain management through business cycles.

The Company’s long-term incentives for NEOs are provided under shareholder-approved incentive plans. The target number of shares granted to the NEOs is generally designed to approximate the median economic value of the compensation comparator group or applicable survey data for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive’s position. The actual award may be adjusted up or down to reflect individual performance. In 2024, the grant value of long-term awards was increased based on desired positioning with market data and individual and Company performance.
Name	2023 LTIP Award	2024 LTIP Award
D.G. Macpherson	$6,650,000	$7,750,000
Deidra C. Merriwether	$2,000,000	$2,200,000
Paige K. Robbins	$2,000,000	$2,100,000
Nancy L. Berardinelli-Krantz	$1,300,000	$1,600,000
Jonny LeRoy(1)	$—	$815,000

(1)
New NEO for fiscal year 2024.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	50	2025 proxy statement
The Company’s practice is to use the 20-day average closing price of its common stock as of March 31 to calculate the number of shares underlying its annual equity grants to the NEOs and other grant-eligible employees to reduce short-term volatility between the value used to convert shares and the Company’s stock price value on the day of grant. The same 20-day average is used to calculate the number of shares underlying the Company’s annual equity grants to directors.
2024 NEO Long-Term Incentives Overview
The long-term incentives provided to NEOs during 2024 are summarized as follows:
Award	Weight as a Percentage of Total LTI		Vesting	Performance Measure
	CEO	Other NEOs
Performance Share Units (PSUs)	60%	50%	Three-year cliff vesting contingent on performance	U.S. share gain,(1)(2) Endless Assortment daily sales growth,(2) and total Company adjusted operating margin performance,(2) with each metric equally weighted
Restricted Stock Units (RSUs)	40%	50%	Three-year graded vesting	Long-term value is based on performance in stock price

(1)
U.S. share gain is a relative metric which refers to the High-Touch Solutions—U.S. business daily, organic sales less estimated U.S. MRO market growth.

(2)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

As noted earlier, the Compensation Committee did not make any adjustments to its existing 2024 NEO long-term incentive program design from the program used in 2023. The Company regularly evaluates its long-term incentive program against its objective to provide appropriate incentives to drive long-term shareholder value creation, align management with the Company’s strategic initiatives and remain responsive to market practice.
Performance Share Units (PSUs)

The Company’s 2024 PSU program provides the NEOs and other executives with a potential share payout depending on three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily sales growth in constant currency, local days and total Company adjusted operating margin performance in constant currency—over a three-year cycle measured at the end of the third year based on the period average.
The Compensation Committee selected these performance measures because they are directly aligned with the Company’s business strategy to gain share and grow profitability.
•
U.S. Share Gain: Focuses the Company on top line growth and expands its leadership position in the U.S. MRO space by being the go-to-partner for customers who build and run safe, sustainable and productive operations.

•
Endless Assortment Daily Sales Growth: Supports profitable revenue growth in the Endless Assortment segment as it is an important growth driver for the Company.

•
Total Company Adjusted Operating Margin Performance: Balances the above growth initiatives by focusing management on attaining profitability targets as the Company grows, which over time, we believe will lead to improved shareholder returns.

The Company believes that these metrics are the appropriate performance measures to align with our pay for performance philosophy. The 2023 and 2024 awards will remain at risk through 2025 and 2026, respectively.
Actual results are calculated on a constant currency basis in order to exclude foreign exchange impact. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and threshold, target and maximum goals for a three-year performance cycle that begins January 1 of the first year. No dividend equivalents are paid on PSUs. The Compensation Committee has the flexibility to use different objectives and targets from year-to-year to maximize alignment with then-current business objectives and to reflect economic conditions.
Restricted Stock Units (RSUs)

The Company’s RSU program applicable for 2024 and in prior years provides the NEOs and other executives with RSU grants allocated based on individual performance. RSUs align NEOs and other executives’ interests to stock price performance over time and three-year graded vesting encourages meaningful retention.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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2022 Performance Share Unit (PSU) Program

The Compensation Committee approved the final results of the 2022-2024 PSU program at 118%. The 2022-2024 cycle was based on a three-year performance period from January 1, 2022 and ending December 31, 2024 and was underpinned by three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily sales growth and total Company adjusted operating margin performance. U.S. share gain was 465 bps, Endless Assortment daily sales growth was 14.2% and total Company adjusted operating margin performance expanded 119 bps on average over the three-year performance period. Therefore the payout for these PSUs was 118% of target.(1) No dividend equivalents were paid on PSUs. The following table shows the performance and payout scenarios that were established at the beginning of 2022:
Total Payout(1)(2)	U.S. Share Gain(2)(3)	Endless Assortment Daily Sales Growth(2)(4)	Total Company Adjusted Operating Margin Performance(2)(5)
0%	0 bps	0%	<-160 bps
1% to 79%	1 to 149 bps	1% to 9%	-159 to -21 bps
80% to 99%	150 to 249 bps	10% to 14%	-20 to 19 bps
100%	250 to 350 bps	15% to 20%	20 to 60 bps
101% to 120%	351 to 449 bps	21% to 25%	61 to 100 bps
121% to 199%	450 to 799 bps	26% to 39%	101 to 239 bps
200%	>800 bps	>40%	>240 bps

(1)
Payouts are interpolated on a straight-line basis.

(2)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(3)
Based on three-year average U.S. share gain performance for 2022 (+781 bps), 2023 (+518 bps) and 2024 (+97 bps).

(4)
Based on three-year average Endless Assortment daily sales growth performance for 2022 (20.7%), 2023 (9.3%) and 2024 (12.5%). For the 2022-2024 PSU cycle, Endless Assortment daily sales growth is based on Endless Assortment segment daily sales growth and based on year-over-year sales growth based on local sales days and in local currency.

(5)
Based on three-year average year-over-year change in total Company adjusted operating margin performance for 2022 (+253 bps), 2023 (+132 bps) and 2024 (-27 bps).

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	52	2025 proxy statement
Stock Ownership Guidelines
As of December 31, 2024, all officers subject to stock ownership guidelines, including the NEOs serving as executive officers as of such date, were in compliance with the guidelines.
The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. The stock ownership guidelines for the NEOs active as executive officers as of December 31, 2024 are as follows:
NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?
D.G. Macpherson	6x	Yes
Deidra C. Merriwether	3x	Yes
Paige K. Robbins	3x	Yes
Nancy L. Berardinelli-Krantz	3x	Yes
Jonny LeRoy	3x	Yes
These stock ownership guidelines must be met within three years of being appointed an officer or assuming a new position and are reviewed annually by the Board. NEOs are required to hold net shares realized from exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not be allowed to sell shares received from the vesting of equity awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as a tenant in common), shares owned in a self-directed IRA, shares owned or held for the benefit of a spouse or minor children and RSUs are counted toward meeting the guidelines. Stock options (whether vested or unvested) and PSUs are not counted toward meeting the ownership guidelines.
Hedging and Pledging Prohibition
The Company’s Business Conduct Guidelines (which are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com) prohibit employees and the Board from engaging in any financial arrangement (including, without limitation, short sales, put and call options) that establish a short position in Company stock and are designed to hedge or offset, any decrease in market value of the Company’s (or its subsidiaries’) equity securities. Company officers and Directors are also prohibited from pledging any Company stock as collateral for a loan or for a margin account. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per taxable year paid to the Company’s NEOs. Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”), compensation that qualified as “performance-based” compensation was not subject to the deductibility limit. Effective for taxable years beginning after December 31, 2017, subject to certain transition relief, the TCJA eliminated this exception. Stock options granted to our NEOs prior to November 2, 2017 under the 2015 Incentive Plan qualify for the transition relief, and gains on exercises of such stock options are considered to be “performance-based” compensation not subject to the $1 million deductibility limit. Any other compensation paid to our NEOs, including awards other than the grandfathered stock options, is subject to the Section 162(m) deductibility limit and all or a portion of such compensation may be nondeductible. While the tax treatment applicable to the Company’s compensation programs was considered, the Company intends to authorize compensation that will not be deductible under Section 162(m) as it believes doing so is in the best interest of the Company and its shareholders.
Accounting Considerations
Upon vesting, settlement or maturity, equity awards under the 2022 Incentive Plan and predecessor plans are distributed in the form of shares of the Company’s common stock. Under the ASC 718, these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense, net of estimated forfeitures and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company’s share price, but it is adjusted for the estimated number of shares to be distributed. While the accounting treatment described above was considered in the development of the long-term incentive program, it was not a material consideration.
Compensation Recoupment Policy (Clawback)
The Company has established strong recoupment policies. For current or former executive officers only, the Company established a ‘no fault’ clawback policy that follows the incentive-based compensation recovery provisions of the Dodd-Frank Act and the NYSE listing requirements.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	53	●
Under this policy, the Company is required to recoup (on a pre-tax basis) erroneously paid incentive compensation received during the three-year recoupment period from covered executive officers in the event of a mandatory accounting restatement even if there was no fault, misconduct or failure of oversight on the part of the officer. Discretion is generally not permitted under this policy except in very limited circumstances as prescribed by the Dodd-Frank Act and NYSE listing requirements.
In addition to this policy, all executive officer and non-officer equity award recipients, are subject to long-standing recoupment policies with expanded recoupment triggers beyond those required by the Dodd-Frank Act and the NYSE listing requirements. In connection with using long-term incentives as a method to align management and shareholder interests, the Company provides an annual equity award agreement that sets forth the terms of the award, including continued employment, compliance with the Company’s Business Conduct Guidelines and applicable laws and regulations. The Company’s equity award agreements contain recoupment (or clawback) provisions that specify situations granting the Board the right to recoup both cash incentives and equity compensation from the NEOs and other employees.
Under the recoupment terms of these agreements, the Company may recover incentive compensation in the event of:
•
A participant’s commission of misconduct against the Company or any criminal conduct, including embezzlement, fraud or theft, that involves or is related to the Company or any other conduct by a participant that violates Company policy or injures the Company’s property or reputation;

•
A participant’s violation of his or her obligations under the unfair competition agreement to which he or she is bound;

•
The Company’s public filing of inaccurate financial results, whether or not they result in a restatement; or

•
A participant’s receipt of any amount in excess of what he or she should have received under the award agreement for any reason (including mistakes and administrative errors).

This applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer including to the extent required by applicable law or listing standard of the NYSE. Subsequent changes in status, including retirement or termination of employment, do not impact the Company’s rights to recover compensation under this policy.
Other Benefits
All other benefits, including the Retirement Savings Plan, which provides for an annual, fixed 6% Company contribution to the 401(k) plan for NEOs and all other U.S.-based eligible employees and various welfare benefits provided to NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees, except as noted in this section.
•
The Company provides Supplemental Profit Sharing Plans (each, an “SPSP”) solely to maintain an equal Company retirement contribution percentage of 6% to approximately 136 employees, including NEOs, who would be subject to contribution or compensation limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Other components of the Company’s compensation programs that apply only to NEOs:
•
Physical Exams: Effective April 2011, the Company requires that certain Company officers (including certain NEOs) have periodic physical examinations that are paid for by the Company. The Company believes that periodic physical exams are helpful in maintaining the effectiveness of its executive talent.

•
Transportation: Officers also are allowed the business and personal use of a car and driver, subject to reimbursement of the incremental cost of use. Officers are allowed the business use of corporate aircraft, which is chartered by the Company from a third-party provider on an as-needed basis, while Mr. Macpherson is allowed personal use, subject to reimbursement of the full cost of use. These benefits represent a cost-effective method of allowing the Company’s top executives to more effectively use their time.

•
Discontinued Benefit Plans: Mr. Macpherson has grandfathered participation in the Company’s Executive Death Benefit Plan (the “EDBP”), which was closed to new participants effective December 31, 2009, at which time benefit formulas for existing participants were frozen. Under this program, the beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant’s monthly base salary and target annual incentive. If a participant who is retirement-eligible under the EDBP dies after retirement or other separation of service from the Company, the beneficiary is entitled to a lump sum death benefit equal to 100% of the participant’s annual base salary and target annual incentive, unless such participant elects to receive, in lieu of the post-retirement death benefit, a lump sum cashout of the participant’s death benefit upon retirement. The Company’s policy is that, unless offered to other employees, it will not make payments, grants or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or un-granted equity, perquisites and other payments or awards made in lieu of compensation.

Post-Employment Compensation
Information regarding post-employment compensation can be found in Employment Agreements, Change in Control and Termination of Employment Arrangements below.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	54	2025 proxy statement
Compensation Tables
Summary Compensation Table
Name and Principal Position(1)	Year	Salary	Bonus	Stock Awards(2)	Non-Equity Incentive Plan Comp.(3)	All Other Comp.(4)	Total
D.G. Macpherson Chairman of the Board & Chief Executive Officer	2024	$1,137,568	$0	$7,817,946	$1,673,250	$252,925	$10,881,689
	2023	$1,100,000	$0	$6,631,385	$2,112,000	$317,288	$10,160,673
	2022	$1,100,000	$0	$5,734,290	$2,920,500	$212,868	$9,967,658
Deidra C. Merriwether Senior Vice President & Chief Financial Officer	2024	$718,784	$0	$2,224,167	$703,250	$100,775	$3,746,976
	2023	$693,836	$0	$2,000,793	$873,905	$110,883	$3,679,417
	2022	$668,750	$0	$1,726,159	$1,075,275	$89,944	$3,560,128
Paige K. Robbins Senior Vice President & President Grainger Business Unit	2024	$718,784	$0	$2,123,526	$703,250	$100,775	$3,646,335
	2023	$693,836	$0	$2,000,793	$873,905	$110,883	$3,679,417
	2022	$668,750	$0	$1,726,159	$1,075,275	$94,714	$3,564,898
Nancy L. Berardinelli-Krantz Senior Vice President & Chief Legal Officer	2024	$641,298	$0	$1,618,307	$504,400	$78,341	$2,842,346
	2023	$566,137	$900,000	$2,400,939	$576,293	$351,541	$4,794,910

Jonny LeRoy Senior Vice President & Chief Technology Officer	2024	$605,000	$0	$825,256	$469,480	$78,241	$1,977,977

(1)
Position titles correspond to the last executive position held during 2024.

(2)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and with PSUs calculated based on the probable outcome of such conditions (which was determined to be target). PSUs have a maximum payout of 200% of the target award. Therefore, the PSU awards at 200% of target would have a grant date fair value of $9,300,148, $2,200,099, $2,100,547, $1,600,796 and $816,326 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz and Mr. LeRoy, respectively.

(3)
Amounts reported represent actual payouts under the 2024 MIP.

(4)
For 2024, includes contributions accrued under the Company’s Retirement Savings plan and the related SPSP of $194,912, $95,530, $95,530, $73,012 and $73,471 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz and Mr. LeRoy, respectively. Amounts in this column also include: the incremental cost of the frozen EDBP of $53,047 for Mr. Macpherson and the cost of executive physicals of $4,966, $5,245, $5,245, $5,329 and $4,770 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz and Mr. LeRoy, respectively.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	55	●
Grants of Plan-Based Awards Table
Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: No. of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(3)
			Threshold	Target	Maximum	Threshold	Target	Maximum
D.G. Macpherson			$0	$1,725,000	$3,450,000
	4/1/24	2/20/24				0	4,671	9,342		$4,650,074
	4/1/24	2/20/24							3,114	$3,167,872
Deidra C. Merriwether			$0	$725,000	$1,450,000
	4/1/24	2/20/24				0	1,105	2,210		$1,100,050
	4/1/24	2/20/24							1,105	$1,124,117
Paige K. Robbins			$0	$725,000	$1,450,000
	4/1/24	2/20/24				0	1,055	2,110		$1,050,274
	4/1/24	2/20/24							1,055	$1,073,252
Nancy L. Berardinelli-Krantz			$0	$520,000	$1,040,000
	4/1/24	2/20/24				0	804	1,608		$800,398
	4/1/24	2/20/24							804	$817,909
Jonny LeRoy			$0	$484,000	$968,000
	4/1/24	2/20/24				0	410	820		$408,163
	4/1/24	2/20/24							410	$417,093

(1)
Represents potential amounts under the 2024 MIP. Actual payout amounts under the 2024 MIP are included in the “Non-Equity Incentive Plan Comp.” column of the Summary Compensation Table.

(2)
The number of shares that may be earned for the 2024 grant of PSUs from 0% to 200% of the target awards made under the 2022 Incentive Plan.

(3)
Represents the grant date fair value of awards of RSUs and PSUs (based on the probable outcome of the performance conditions) as calculated under FASB ASC Topic 718 without allocating over the vesting period.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	56	2025 proxy statement
Outstanding Equity Awards at Fiscal Year-End Table
Name	Option Awards					Stock Awards
	No. of Securities Underlying Unexercised Options Exercisable(1)	No. of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price(2)	Option Expiration Date(3)	No. of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(4)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6)
D.G. Macpherson						14,300(8)	$15,072,915	21,102(9)	$22,242,563
	30,663(7)			$311.26	3/31/29
Deidra C. Merriwether						4,669(10)	$4,921,359	5,158(11)	$5,436,790
	2,339(7)			$311.26	3/31/29
Paige K. Robbins						6,391(12)	$6,736,434	5,058(13)	$5,331,385
Nancy L. Berardinelli-Krantz						2,688(14)	$2,833,286	3,524(15)	$3,714,472
Jonny LeRoy						1,691(16)	$1,782,399	1,926(17)	$2,030,100

(1)
Represents stock option awards with a 10-year term and three-year cliff vesting for awards granted through 2018; three-year graded vesting for awards granted in 2019. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option.

(2)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(3)
Represents 10 years after the award date.

(4)
Represents the aggregate unvested RSUs outstanding multiplied by the year-end closing price of $1,054.05 and 2022 PSUs granted to all NEOs.

(5)
Represents the maximum number of shares to be issued in connection with the 2023 and 2024 PSUs.

(6)
Represents the aggregate performance awards outstanding assuming payouts at maximum levels multiplied by the year-end closing price of $1,054.05.

(7)
100% of these options vested on April 1, 2022.

(8)
Represents 1,888 RSUs that will vest on April 1, 2025, 1,307 RSUs that will vest on April 1, 2025, 1,307 RSUs that will vest on April 1, 2026, 1,038 RSUs that will vest on April 1, 2025, 1,038 RSUs that will vest on April 1, 2026, 1,038 RSUs that will vest on April 1, 2027, and 6,684 PSUs that will vest on April 1, 2025, based on the final 2022 PSU performance results from January 1, 2022 through December 31, 2024.

(9)
Represents 11,760 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025 and 9,342 PSUs that are assumed to vest on April 1, 2027, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2024 through December 31, 2026.

(10)
Represents 569 RSUs that will vest on April 1, 2025, 491 RSUs that will vest on April 1, 2025, 492 RSUs that will vest on April 1, 2026, 368 RSUs that will vest on April 1, 2025, 368 RSUs that will vest on April 1, 2026, 369 RSUs that will vest on April 1, 2027, and 2,012 PSUs that will vest on April 1, 2025, based on the final 2022 PSU performance results from January 1, 2022 through December 31, 2024.

(11)
Represents 2,948 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025, and 2,210 PSUs that are assumed to vest on April 1, 2027, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2024 through December 31, 2026.

(12)
Represents 569 RSUs that will vest on April 1, 2025, 491 RSUs that will vest on April 1, 2025, 492 RSUs that will vest on April 1, 2026, 1,772 RSUs that will vest on April 2, 2025, 351 RSUs that will vest on April 1, 2025, 352 RSUs that will vest on April 1, 2026, 352 RSUs that will vest on April 1, 2027, and 2,012 PSUs that will vest on April 1, 2025, based on the final 2022 PSU performance results from January 1, 2022 through December 31, 2024.

(13)
Represents 2,948 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025, and 2,110 PSUs that are assumed to vest on April 1, 2027, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2024 through December 31, 2026.

(14)
Represents 622 RSUs that will vest on February 1, 2025, 623 RSUs that will vest on February 1, 2026, 319 RSUs that will vest on April 1, 2025, 320 RSUs that will vest on April 1, 2026, 268 RSUs that will vest on April 1, 2025, 268 RSUs that will vest on April 1, 2026, and 268 RSUs that will vest on April 1, 2027.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	57	●
(15)
Represents 1,916 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025, and 1,608 PSUs that are assumed to vest on April 1, 2027, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2024 through December 31, 2026.

(16)
Represents 201 RSUs that will vest on April 1, 2025, 184 RSUs that will vest on April 1, 2025, 185 RSUs that will vest on April 1, 2026, 136 RSUs that will vest on April 1, 2025, 137 RSUs that will vest on April 1, 2026, 137 RSUs that will vest on April 1, 2027, and 711 PSUs that will vest on April 1, 2025, based on the final 2022 PSU performance results from January 1, 2022 through December 31, 2024.

(17)
Represents 1,106 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025, and 820 PSUs that are assumed to vest on April 1, 2027, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2024 through December 31, 2026.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	58	2025 proxy statement
Option Exercises and Stock Vested Table
Name	Option Awards		Stock Awards
	No. of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)	No. of Shares Acquired on Vesting	Value Realized on Vesting(3)
D.G. Macpherson	46,063	$33,357,890	13,720	$13,957,356
Deidra C. Merriwether	8,301	$5,819,048	4,807	$5,006,453
Paige K. Robbins	16,512	$13,128,412	3,542	$3,603,277
Nancy L. Berardinelli-Krantz	0	$0	941	$881,607
Jonny LeRoy	0	$0	1,429	$1,453,722

(1)
Represents the number of stock options exercised.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
Represents the value of the RSU and PSU awards on the vesting date.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	59	●
Nonqualified Deferred Compensation Table
Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End(3)
D.G. Macpherson	$0	$221,430	$376,271	$0	$3,963,593
Deidra C. Merriwether	$0	$86,313	$64,386	$0	$640,476
Paige K. Robbins	$0	$86,313	$121,174	$0	$995,748
Nancy L. Berardinelli-Krantz	$0	$67,552	$5,617	$0	$73,169
Jonny LeRoy	$0	$72,586	$21,904	$0	$232,393

(1)
The Company provides the SPSPs solely to maintain an equal percentage of profit-sharing contribution to employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. This represents the Company SPSP contribution. These contributions were disclosed as part of All Other Comp. in the Summary Compensation Table.

(2)
Represents earnings on all nonqualified balances, including SPSP earnings.

(3)
Aggregate year-end balances for the SPSPs (contributions are disclosed as “All Other Comp.” in the Summary Compensation Table) and includes contributions previously reported in the Summary Compensation Tables for prior years of $535,895, $200,622, $202,336 and $67,552 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins and Ms. Berardinelli-Krantz, respectively.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	60	2025 proxy statement
Employment Agreements, Change in Control and Termination of Employment Arrangements
Employment Agreements
The Company does not maintain employment agreements with its NEOs.
Change in Control—Equity Plans
Under the terms of the Company’s 2015 Incentive Plan and 2022 Incentive Plan, which are the sources for all equity awards granted after April 2015, “double trigger” vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).
Change in Control Agreements
The Company has change in control agreements (“CIC Agreements”) with five executive officers. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.
The Company’s CIC Agreements have double trigger arrangements. Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment equal to 2x the sum of (a) the executive’s annual salary, (b) the executive’s target annual incentive and (c) in connection with the Company’s non-contributory supplemental retirement profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.
Termination
The Company does not have employment contracts. In 2023, the Company formalized a written severance policy guidance applicable to U.S. team members, including both NEOs and non-NEOs. In general, NEOs are eligible to receive pay and benefit continuation for 12 months under this policy guidance in the event of a “qualifying termination” as defined in the policy guidance. Except for terminations covered under this policy guidance or those taken within certain limited periods of time following a change in control the NEOs are not entitled to severance upon termination. The executive’s CIC Agreements provide the potential for a lump sum payment following a change in control.
Retirement
The definition of retirement eligibility is the same for all U.S. employees. Under the Retirement Savings Plan, an employee is retirement-eligible upon reaching age 60. For equity awards made under the prior 2015 Incentive Plan, an employee is retirement-eligible upon attaining age 60, age 55 with 20 years of service, or 25 years of service. Under the retirement definition applicable to the 2022 Incentive Plan, an additional 5 years of service was added to the age 60 requirement such that an employee is retirement-eligible upon attaining any of the following:
•
age 60 and 5 years of service;

•
age 55 and 20 years of service; or

•
25 years of service.

Under the 2022 Incentive Plan, the Company provides the following upon termination of active employment due to retirement for all retirement-eligible employees, including NEOs:
•
Outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

•
Settlement of PSUs occurs after the end of the performance period in common stock equal to the number of the executive’s outstanding performance shares earned for the performance period;

•
Continued vesting for RSUs granted under the 2022 Incentive Plan; and

•
Cash payments equal to account balances under retirement profit sharing, any supplemental retirement profit sharing program and the Frozen Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

There are no NEOs who are retirement-eligible as of December 31, 2024 for purposes of the Company’s active retirement programs and discontinued EDBP. Mr. Macpherson, is only considered early retirement eligible under the Company’s discontinued EDBP, which was closed to new participants effective December 31, 2009 (see Other Benefits on page 53 for details on the frozen EDBP).
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	61	●
For the NEOs who were executive officers as of December 31, 2024, the following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon his or her retirement, death or disability or upon a change in control of the Company. The amounts shown in the following tables assume that any such retirement, death, disability or change in control, as applicable, was effective as of December 31, 2024 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	62	2025 proxy statement
Other Potential Post-Employment Payments
Macpherson, D.G.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments	$0	$0	$0	$2,875,000	$0	$6,095,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$8,027,645	$8,027,645	$4,461,794	$0	$8,027,645
Performance Shares
Unvested and Accelerated Awards(2)	$0	$17,091,421	$17,091,421	$14,523,491	$0	$17,091,421
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$20,461		$41,016
Life Insurance and Death Benefit(4)	$1,268,410	$11,198,754	$0	$1,268,410	$1,418,976	$1,418,976
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$69,000	$0	$0
Perquisites and Other Payments
Outplacement(6)	$0	$0	$0	$172,500	$0	$172,500
Total	$1,268,410	$36,317,820	$25,119,066	$23,390,656	$1,418,976	$32,846,558

(1)
Mr. Macpherson has three grants of unvested RSUs as of December 31, 2024.

(2)
Mr. Macpherson has three grants of unvested PSUs as of December 31, 2024. In the event of death or disability, Mr. Macpherson is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
Upon change in control followed by termination without cause or with good reason, two years of continuation of active health and welfare benefits have been included based upon using the Company’s budget/insured rates projected forward throughout the two years using 6.0% health and 3.0% dental annual trends as well as a 5.39% annual discount factor. In the event of involuntary termination without cause, Mr. Macpherson is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Upon death, Mr. Macpherson’s survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen EDBP. Upon a change in control, Mr. Macpherson would receive a lump sum cash benefit equal to the present value of 100% of his annual base salary and target bonus amount assuming mortality at age 80 and based on 120% of the applicable federal rate. Upon retirement, Mr. Macpherson has elected to receive a lump sum cash benefit in lieu of the post-retirement death benefit under the EDBP. The figure included in the table reflects the present value of 100% of his annual base salary and target bonus amount based on an annualized interest rate factor of 6% and assuming mortality at age 80. This amount may be increased to reflect the estimated federal income tax payable on such benefit, based on the then maximum tax rate, subject to a cap of 200% of his annual base salary plus target bonus amount.

(5)
In the event of involuntary termination without cause, Mr. Macpherson will continue to be eligible to receive a fully vested 401(k) contribution for a 12-month period.

(6)
In the event of a change in control followed by termination without cause or with good reason or involuntary termination without cause, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Macpherson is retirement eligible under EDBP as of December 31, 2024.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	63	●
Merriwether, Deidra C.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments	$0	$0	$0	$1,450,000	$0	$3,074,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$2,800,611	$2,800,611	$1,506,062	$0	$2,800,611
Performance Shares
Unvested and Accelerated Awards(2)	$0	$4,515,550	$4,515,550	$3,900,776	$0	$4,515,550
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$20,461	$0	$41,016
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$43,500	$0	$0
Perquisites and Other Payments
Outplacement(6)	$0	$0	$0	$108,750	$0	$108,750
Total	$0	$7,316,161	$7,316,161	$7,029,549	$0	$10,539,927

(1)
Ms. Merriwether has three grants of unvested RSUs as December 31, 2024.

(2)
Ms. Merriwether has three grants of unvested PSUs as December 31, 2024. In the event of death or disability, Ms. Merriwether is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 6.0% health and 3.0% dental annual trends as well as a 5.39% annual discount factor. In the event of involuntary termination without cause, Ms. Merriwether is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Ms. Merriwether is not eligible for the frozen EDBP.

(5)
In the event of involuntary termination without cause, Ms. Merriwether will continue to be eligible to receive a fully vested 401(k) contribution for a 12-month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Merriwether with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Merriwether is not eligible for retirement under the Company’s retirement plan as of December 31, 2024.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	64	2025 proxy statement
Robbins, Paige K.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments	$0	$0	$0	$1,450,000	$0	$3,074,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$4,615,685	$4,615,685	$3,356,271	$0	$4,615,685
Performance Shares
Unvested and Accelerated Awards(2)	$0	$4,462,848	$4,462,848	$3,870,032	$0	$4,462,848
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$20,461	$0	$41,016
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$43,500	$0	$0
Perquisites and Other Payments
Outplacement(6)	$0	$0	$0	$108,750	$0	$108,750
Total	$0	$9,078,533	$9,078,533	$8,849,014	$0	$12,302,299

(1)
Ms. Robbins has four grants of unvested RSUs as of December 31, 2024.

(2)
Ms. Robbins has three grants of unvested PSUs as of December 31, 2024. In the event of death or disability, Ms. Robbins is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 6.0% health and 3.0% dental annual trends as well as a 5.39% annual discount factor. In the event of involuntary termination without cause, Ms. Robbins is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Ms. Robbins is not eligible for the frozen EDBP.

(5)
In the event of involuntary termination without cause, Ms. Robbins will continue to be eligible to receive a fully vested 401(k) contribution for a 12-month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Robbins with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Robbins is not eligible for retirement under the Company’s retirement plan as of December 31, 2024.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	65	●
Berardinelli-Krantz, Nancy L.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason(9) ($)
Cash Compensation
Cash Payments	$0	$0	$0	$1,170,000	$0	$2,480,400
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$2,833,286	$2,833,286	$1,275,401	$0	$2,833,286
Performance Shares
Unvested and Accelerated Awards(2)	$0	$1,857,236	$1,857,236	$1,419,981	$0	$1,857,236
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$20,461	$0	$41,016
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$39,000	$0	$0
Perquisites and Other Payments
Outplacement(6)	$0	$0	$0	$97,500	$0	$97,500
Total	$0	$4,690,522	$4,690,522	$4,022,343	$0	$7,309,438

(1)
Ms. Berardinelli-Krantz has three grants of unvested RSUs as of December 31, 2024.

(2)
Ms. Berardinelli-Krantz has two grants of unvested PSUs as of December 31, 2024. In the event of death or disability, Ms. Berardinelli-Krantz is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 6.0% health and 3.0% dental annual trends as well as a 5.39% annual discount factor. In the event of involuntary termination without cause, Ms. Berardinelli-Krantz is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Ms. Berardinelli-Krantz is not eligible for the frozen EDBP.

(5)
In the event of involuntary termination without cause, Ms. Berardinelli-Krantz will continue to be eligible to receive a fully vested 401(k) contribution for a 12-month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Berardinelli-Krantz with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Berardinelli-Krantz is not eligible for retirement under the Company’s retirement plan as of December 31, 2024.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	66	2025 proxy statement
LeRoy, Jonny

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason(9) ($)
Cash Compensation
Cash Payments	$0	$0	$0	$1,089,000	$0	$2,308,680
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$1,032,969	$1,032,969	$550,390	$0	$1,032,969
Performance Shares
Unvested and Accelerated Awards(2)	$0	$1,649,588	$1,649,588	$1,420,947	$0	$1,649,588
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$20,461	$0	$41,016
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$36,300	$0	$0
Perquisites and Other Payments
Outplacement(6)	$0	$0	$0	$90,750	$0	$90,750
Total	$0	$2,682,557	$2,682,557	$3,207,848	$0	$5,123,003

(1)
Mr. LeRoy has three grants of unvested RSUs as of December 31, 2024.

(2)
Mr. LeRoy has three grants of unvested PSUs as of December 31, 2024. In the event of death or disability, Mr. LeRoy is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 6.0% health and 3.0% dental annual trends as well as a 5.39% annual discount factor. In the event of involuntary termination without cause, Mr. LeRoy is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Mr. LeRoy is not eligible for the frozen EDBP.

(5)
In the event of involuntary termination without cause, Mr. LeRoy will continue to be eligible to receive a fully vested 401(k) contribution for a 12-month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. LeRoy with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. LeRoy is not eligible for retirement under the Company’s retirement plan as of December 31, 2024.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

(9)
Mr. LeRoy executed a CIC Agreement after December 31, 2024 but prior to the filing of this proxy statement. Accordingly, the amounts presented in this column reflect treatment as if the CIC agreement had been in effect as of December 31, 2024.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	67	●
CEO Pay Ratio
As part of its annual process, the Company calculates the ratio of the annual total compensation of Mr. Macpherson, Chairman and CEO, to the annual total compensation of the Company’s median employee. Further, the median employee should be identified once every three years, unless there has been a change to the Company’s employee population or compensation arrangements that it reasonably believes would result in a significant change in the pay ratio disclosure. The Company last identified the median employee in 2023, and the same median employee has been used for purposes of the 2024 CEO pay ratio disclosure.
The 2024 ratio of CEO pay to median employee pay is 163:1. In calculating 2024 total compensation for our median employee and CEO, we included the estimated Company cost of their respective Company-provided health and wellness benefits. The CEO’s total compensation reported in the Summary Compensation Table for 2024 is $10,881,689. The CEO’s total compensation for purposes of our pay ratio disclosure calculation is $10,894,414, which differs from the total compensation described in the Summary Compensation Table on page 55 by the amount of his estimated health and wellness benefits. The median employee’s estimated 2024 total compensation was $67,066 (which includes compensation of $54,341 and estimated benefits of $12,725).
Element	Chairman and CEO ($)	Median Employee ($)
Base Salary	$1,137,568	$50,768
Stock Awards	$7,817,946	$0
Non-Equity Incentive Plan Compensation	$1,673,250	$0
All Other Compensation	$252,925	$3,573
Estimated Company Health and Wellness Benefits	$12,725	$12,725
Total	$10,894,414	$67,066
CEO PAY RATIO	163:1
Methodology
Validation of Median Employee—The Company last identified the median employee in 2023 using the process described below. We believe the previously identified median employee for 2023 remains appropriate for 2024. Following SEC guidelines, the median employee should be identified once every three years, unless there has been a significant change to the employee population or compensation arrangements the Company reasonably believes would result in a significant change in the pay ratio disclosure.
•
The Company’s median employee’s circumstances have not materially changed relative to 2023.

•
The Company has not had significant changes to our workforce, such as population size, fluctuations, acquisitions or divestitures. As of December 31, 2024, Grainger had more than 26,000 team members worldwide, of whom approximately 23,500 were full-time and 3,000 were part-time or temporary.

•
We have not had significant changes in our pay programs that we reasonably believe would result in a significant change to this pay ratio disclosure.

Prior Year Identification process—As permitted under the SEC rules, the following process was used to identify the median employee in 2023:
•
The Company selected a determination date of October 1, 2023 on which to identify its median employee and we had 26,983 employees as of the determination date (based on employee data and entity ownership as of the analysis date).

•
Included approximately 26,067 employees in the aggregate as of the calculation date from the following countries: Canada (1,775), Japan (2,300), Mexico (865), Panama (821), United Kingdom (1,338) and United States (18,968).

•
Excluded under the de minimis exemption approximately 3.39% of our global workforce, or approximately 916 employees as follows: China (93), Czech Republic (11), Hungary (15), India (402), Indonesia (137), Ireland (28), Malaysia (14), Poland (14), Portugal (1), Romania (1), South Africa (38), South Korea (143), Thailand (16) and United Arab Emirates (3).

•
Applied a consistent compensation measure of “base pay” earned during the period from January 1, 2023 to September 30, 2023, rather than summary compensation table (“SCT”) total compensation for all of 2023.

•
Annualized base pay for those employees who started work during 2023. The identified median employee is a full-time, U.S.-based employee.

•
Determined the above-mentioned median employee’s full year’s compensation based on the compensation elements required for inclusion in the SCT, with the exception of incorporating healthcare benefits in total compensation as discussed previously in this section. The other components of our compensation programs for NEOs are substantially similar to those available for most of our other employees. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.-based employees who are retirement profit sharing participants.

•
Note that as of December 31, 2023, Grainger had more than 26,000 employees, of whom approximately 23,200 were full-time and 2,900 were part-time or temporary.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our other NEOs (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. While we are required to identify total Company adjusted ROIC as the Company Selected Measure (“CSM”) in accordance with Item 402(v) of Regulation S-K of the Exchange Act, adjusted ROIC and daily sales growth are the financial measures we consider the two most important in linking performance to compensation actually paid to the NEOs for the 2024 fiscal year to Company performance, as the Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income ($MM)	Adjusted ROIC(5)	Daily Sales Growth(5)
					TSR	Peer Group TSR		CSM	Supplemental Measure
2024	$10,881,689	$15,759,913	$3,053,409	$4,239,678	$332	$260	$1,909	41.4%	4.5%
2023	$10,160,673	$23,002,860	$3,042,195	$4,822,536	$259	$223	$1,829	42.8%	9.2%
2022	$9,967,658	$14,293,346	$3,121,115	$3,736,729	$172	$151	$1,547	40.6%	16.5%
2021	$9,015,594	$16,301,335	$2,138,920	$2,891,203	$158	$170	$1,043	31.9%	12.8%
2020	$7,475,378	$14,661,338	$2,003,159	$3,002,624	$123	$125	$695	28.2%	3.5%

(1)
D.G. Macpherson was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Thomas B. Okray	Deidra C. Merriwether	Deidra C. Merriwether	Deidra C. Merriwether	Deidra C. Merriwether
John L. Howard	Paige K. Robbins	Paige K. Robbins	Paige K. Robbins	Paige K. Robbins
Paige K. Robbins	John L. Howard	John L. Howard	Nancy L. Berardinelli-Krantz	Nancy L. Berardinelli-Krantz
Deidra C. Merriwether	Kathleen S. Carroll	Kathleen S. Carroll	Matthew E. Fortin	Jonny LeRoy
	Robert F. O’Keef, Jr.		John L. Howard
Kathleen S. Carroll

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K of the Exchange Act and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

PEO:
Year	Summary Compensation Table Total for Mr. Macpherson	Exclusion of Stock Awards and Option Awards for Mr. Macpherson	Total—Inclusion of Equity Values for Mr. Macpherson	Compensation Actually Paid to Mr. Macpherson
2024	$10,881,689	$(7,817,946)	$12,696,170	$15,759,913
Non-PEO NEOs (Average):
Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs	Total—Average Inclusion of Equity Values for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs
2024	$3,053,409	$(1,697,814)	$2,884,083	$4,239,678
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables. The amounts reported in the total columns reflect rounding, which may result in slight variations when compared with the sum of the components listed in the tables:
PEO:
Year	Year End Fair Value of Equity Awards Granted During the Covered Year that are Outstanding and Unvested at the Covered Year End	Change in Fair Value from Last Day of Prior Year to Covered Year End of Unvested Equity Awards	Vesting-Date Fair Value of Equity Awards Granted During the Covered Year that Vested During the Covered Year	Change in Fair Value from Last Day of Prior Year to Covered Year End Equity Awards that Vested During the Covered Year	Dividends/ Earnings Paid on Awards in the Covered Year	Inclusion of Equity Values
2024	$7,620,370	$2,408,169	$0	$2,602,330	$65,301	$12,696,170
Non-PEO NEOs (Average):
Year	Year End Fair Value of Equity Awards Granted During the Covered Year that are Outstanding and Unvested at the Covered Year End	Change in Fair Value from Last Day of Prior Year to Covered Year End of Unvested Equity Award	Vesting-Date Fair Value of Equity Awards Granted During the Covered Year that Vested During the Covered Year	Change in Fair Value from Last Day of Prior Year to Covered Year End Equity Awards that Vested During the Covered Year	Dividends/ Earnings Paid on Awards in the Covered Year	Inclusion of Equity Values
2024	$1,673,782	$668,980	$0	$517,667	$23,655	$2,884,083
For the equity values included in the above tables, the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.
(4)
The Peer Group TSR set forth in this table utilizes the Dow Jones U.S. Industrial Suppliers Total Stock Market Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K of the Exchange Act included in our Annual Report. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Dow Jones U.S. Industrial Suppliers Total Stock Market Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
While we are required to identify adjusted ROIC as the CSM in accordance with Item 402(v) of Regulation S-K of the Exchange Act, adjusted ROIC and daily sales growth are the financial measures we consider the two most important in linking performance to compensation actually paid to the NEOs for the 2024 fiscal year to Company performance, as the Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation. The 2024 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 4.5% and total Company adjusted ROIC of 41.4%.

Total Company adjusted ROIC and total Company daily, organic constant currency sales are non-GAAP financial measures. See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures for year ended December 31, 2024. As it relates to Grainger’s prior year financial targets and result for its MIP and PSU grants, including the Company’s reconciliations of non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the SEC on March 14, 2024.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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Description of Relationship Between NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs and the Company’s cumulative TSR over the five-year period from 2020 through 2024, as well as the relationship between the Company’s cumulative TSR and the TSR of the Dow Jones U.S. Industrial Suppliers Total Stock Market Index (peer group TSR).
PEO and Average NEO Compensation Actually Paid Versus Grainger TSR and Grainger TSR Versus Peer Group TSR,
2020-2024
Description of Relationship Between NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs and our net income during fiscal 2020 through 2024.
PEO and Average NEO Compensation Actually Paid
Versus Grainger Net Income, 2020-2024
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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Description of Relationship Between NEO Compensation Actually Paid and total Company Adjusted ROIC
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs and total Company adjusted ROIC during fiscal 2020-2024.(1)
PEO and Average NEO Compensation Actually Paid
Versus Grainger Total Company ROIC, 2020-2024
Description of Relationship Between NEO Compensation Actually Paid and Daily Sales Growth
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs and daily sales growth during fiscal 2020-2024.(1)
PEO and Average NEO Compensation Actually Paid
Versus Grainger Daily Sales Growth, 2020-2024

(1)
Daily sales growth for purposes of the relevant incentive program reflects certain non-GAAP adjustments as previously disclosed for certain program years. See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures. As it relates to Grainger’s prior year financial targets and result for its MIP and PSU grants, including the Company’s reconciliations of non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the SEC on March 14, 2024.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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Total Shareholder Return: GWW vs. Dow Jones U.S. Industrial Suppliers Index
Fiscal 2024 Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs in fiscal 2024 to Company performance. The measures in this table are not ranked; definitions for these terms can be found in Appendix B to this proxy statement.
Most Important Performance Measures (3 to 7 metrics w/o ranking)(1)
Adjusted ROIC—Total Company
Daily, Organic Constant Currency Sales
Share Gain—High-Touch Solutions—U.S.
Daily Sales—Endless Assortment
Adjusted Operating Margin—Total Company

(1)
The following are non-GAAP financial measures. See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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Equity Compensation Plans
This table contains information as of December 31, 2024 about Grainger’s equity compensation plans, all of which have been approved by Grainger’s shareholders.
	Number of common shares to be issued upon exercise of outstanding stock options warrants and rights	Weighted-average exercise price of outstanding stock options, warrants and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by shareholders	416,069(1)(2)	$285.56(3)	1,362,100(4)
Equity compensation plans not approved by shareholders	0	N/A	0
Total	416,069	$285.56	1,362,100

(1)
Represents 154,721 shares of common stock outstanding under the 2022 Incentive Plan, 256,822 shares of common stock outstanding under the 2015 Incentive Plan and 4,527 shares of common stock outstanding under the 2010 Incentive Plan.

(2)
Includes an aggregate of 136,200 RSUs that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 123,428 deferred stock units to be settled upon each Director’s retirement. Additionally, it includes 55,225 performance shares which will vest and settle between 2025 and 2027. The number of performance shares vested is dependent on the results of the performance metrics detailed in the Executive Compensation section.

(3)
Weighted-average exercise price of outstanding stock options; excludes RSUs, performance shares and deferred stock units.

(4)
Represents shares of common stock authorized for issuance under the 2022 Incentive Plan in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, RSUs of common stock and other stock-based awards. Under the 2022 Plan, all shares issued pursuant to “Full Value Awards” (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, RSUs, deferred stock units or other stock-based awards) may be granted with the limit of no more than one million (1,000,000) shares of the Share Authorization. There are no shares of common stock available for future issuance under other plans.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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PROPOSAL 3: Say on Pay Approve, on an advisory basis, Named Executive Officer compensation
What are you voting on?
To approve, on an advisory basis, Named Executive Officer (“NEO”) compensation.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the NEOs as discussed in the “Compensation
Discussion and Analysis” and the accompanying tables, and the related narrative disclosure in this proxy statement.

The Company is asking its shareholders for their non-binding advisory approval of the 2024 compensation of its NEOs.
At our 2024 Annual Meeting, shareholders provided a clear endorsement of the Company’s executive compensation programs with approximately 94% voting in favor of our NEO compensation.
As described in the Compensation Discussion and Analysis beginning on page 37, the 2024 NEO compensation programs remain generally consistent with the program described to shareholders in our 2024 proxy statement and reflects:
•
Pay for Performance Approach: Our programs align pay with performance in the best interest of our shareholders.

•
Balanced and Sound Pay Practices: The Company sets target compensation to approximate the market median of companies that are of similar size and complexity and rewards long-term performance while not encouraging excessive risk taking.

•
Delivered solid 2024 results: In 2024, the Company delivered solid financial performance, finishing the year with full year sales of $17.2 billion up 4.2% on a reported basis or up 4.7% on a daily, organic constant currency basis. This includes market outgrowth of approximately 100 basis points in the High-Touch Solutions—U.S. business. Adjusted operating margin decreased 20 basis points to 15.5%, realized adjusted diluted EPS of $38.96, up 6.2% versus prior year, produced 2024 adjusted return on invested capital (ROIC) of 41.6% and returned over $1.6 billion to Grainger shareholders through dividends and share repurchases.(1)

•
Direct Link to Strategy: NEO pay is tied to near- and long-term strategic objectives with the long-term incentive directly tied to gaining share in our High-Touch Solutions—U.S. business and propelling daily sales growth in our Endless Assortment segment over the next several years and our annual incentive program provided NEOs incentives to grow the business (sales growth) while achieving investment returns for the Company’s shareholders (ROIC).

We are asking our shareholders to vote “FOR” the approval of the compensation of the Company’s NEOs, as disclosed in the Compensation Discussion and Analysis section of this proxy statement, including the related tables, notes and narrative.
While this Say on Pay vote is advisory and non-binding, the Board and the Compensation Committee of the Board, which is comprised of independent Directors, value the opinions expressed by our shareholders and will consider the outcome of this Say on Pay vote when making future compensation decisions regarding the NEOs.
This Say on Pay vote is intended to address the 2024 compensation of the NEOs as disclosed in the “Compensation Discussion and Analysis” as a whole rather than any specific item or amount of executive compensation.
Approval of the proposal requires the affirmative vote of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2024 Annual Meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.
The Company is required to seek a shareholder vote on the frequency of the advisory Say on Pay vote (the “SOP Frequency Vote”) every six years. In 2023, management recommended an annual advisory Say on Pay vote. The next SOP Frequency Vote is expected to be held at our 2029 annual meeting of shareholders.

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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PROPOSAL 4: Approval and Adoption of Amendment to the Restated Articles of Incorporation to Eliminate Cumulative Voting
What are you voting on?
Approval and adoption of an amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting rights.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING.
Shareholders are being asked to approve and adopt an amendment (the “Proposed Amendment”) to the Company’s Restated Articles of Incorporation (the “Articles of Incorporation”) to eliminate cumulative voting rights. The Board has adopted a resolution setting forth the Proposed Amendment and directing that the Proposed Amendment be submitted to a vote at the 2025 Annual Meeting. If approved by our shareholders, the Proposed Amendment will become effective and the Restated Articles of Incorporation will be deemed to have been amended accordingly upon filing of articles of amendment with the Illinois Secretary of State, which would occur following the 2025 Annual Meeting.
Under Illinois law, if the Proposed Amendment becomes effective, those shareholders who do not vote in favor of the Proposed Amendment may dissent and obtain payment for the “estimated fair value” of their shares of Grainger common stock, subject to compliance with the procedures explained under Dissenters’ or Appraisal Rights below.
Background
Grainger shareholders have the right to cumulate their votes in the election of directors. This means that a shareholder has a number of votes in the election equal to the number of shares owned by such shareholder multiplied by the number of directors being elected. Shareholders may cast those votes for the nominees as they choose. For example, all votes may be cast for one nominee, or votes may be apportioned among two or more nominees. Therefore, with cumulative voting, because a shareholder can cumulate all of their votes and vote them all “for” one nominee, it is possible that a shareholder or group of shareholders holding a relatively small number of shares would be able to elect one or more directors by cumulating votes. Cumulative voting is only available for director elections.
In order to eliminate cumulative voting, the Company will amend the Restated Articles of Incorporation to expressly provide that no holder of shares of any class of the Company shall have any cumulative voting rights, which amendment requires shareholder approval. By eliminating cumulative voting, our shareholders will gain the protections of a “one share, one vote” framework in director elections. In addition, eliminating cumulative voting would prevent any individual shareholder from having the ability to exercise disproportionate voting power, control or influence over director elections in excess of their actual economic ownership of Grainger shares. By eliminating cumulative voting, our shareholders would also reduce the risk that a minority shareholder or constituency would be able to override or subvert the will of the holders of a majority of our shares. The Board has determined that the elimination of cumulative voting is in the best interests of the Company and its shareholders.
Reasons for Elimination of Cumulative Voting
The Board believes that the elimination of cumulative voting is in the best interests of the Company and its shareholders for the following reasons:
•
Annual Elections. Coupled with Grainger’s practice of annual election of all directors, cumulative voting increases the risk that a minority shareholder could take disruptive actions in opposition to the wishes of the holders of a majority of our shares.

•
Majority Voting Standard. Grainger currently employs a majority voting standard in elections of directors, which is the minimum standard permitted by Illinois law, even in contested elections. Under such standard, Grainger directors are elected by the affirmative vote of a majority of the shares of the Company’s common stock present or represented by proxy and entitled to vote. The Board has determined that cumulative voting is incompatible, and fundamentally at odds, with a majority vote standard because it potentially allows relatively small shareholders to elect directors who are not supported by the holders of a majority of our shares. The Board believes that each director should represent the interests of, and be accountable to, all shareholders, rather than the interests of a minority shareholder or a special constituency. Grainger has also adopted a director resignation policy, providing that any incumbent director who fails to receive the required majority vote is expected to tender their resignation for consideration by the BANC. Such

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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policy, together with the majority voting standard, reflect Grainger’s commitment to governance policies and practices that serve the interests of the Company and its shareholders.
•
Proxy Access. Grainger has adopted proxy access By-laws under which qualified shareholders have the right to submit director nominations for inclusion in the Company’s proxy statement, which allows our shareholders access to the ballot for their director nominees without a veto from the BANC. When combined with this proxy access right that our shareholders have under the By-laws, cumulative voting could produce adverse consequences. Cumulative voting increases the risk that minority shareholders with a relatively small economic interest in our Company could take advantage of the proxy access right to elect directors who are unsupported by a large percentage of our shareholders. Minority shareholders with special interests and goals inconsistent with those of the holders of a majority of our shares could use the proxy access right, coupled with cumulative voting, to elect a director whose interests are in accord with the minority group responsible for their election, rather than with Grainger and the holders of a majority of our shares. The election of such directors could result in Board dysfunction and impair the ability of our Board to act in the best interests of Grainger and all of its shareholders.

•
“One Share, One Vote” Framework is Prevailing Practice. A system in which shareholders can cast one vote per share for each director nominee is the prevailing election standard among large U.S. public companies. As of the date of this proxy statement, 98% of S&P 500 companies do not permit cumulative voting.

Accordingly, the Board views the Proposed Amendment as an appropriate balancing measure in light of the annual elections of Grainger’s directors, the majority voting standard employed in Grainger’s elections of directors and the proxy access rights provided to Grainger’s shareholders under the By-laws. The Board recommends that shareholders enhance the Company’s corporate governance and shareholder rights structure by voting to approve and adopt the Proposed Amendment to eliminate cumulative voting.
Text of Proposed Amendment to the Restated Articles of Incorporation
We propose to amend the Restated Articles of Incorporation by adding a new ARTICLE TEN thereto that would read in its entirety as follows:
ARTICLE TEN
No holder of shares of any class of the corporation shall have any cumulative voting rights in the election of directors or in any other circumstances.
Conforming Changes to By-laws
If the Proposed Amendment becomes effective, the Board will also take action to adopt certain conforming changes to the Company’s By-laws (the “By-laws”) necessary to reflect the elimination of cumulative voting rights. In accordance with the By-laws, the Board may adopt such amendments to the By-laws without any further action of our shareholders.
We expect these conforming changes to the By-laws to be as set forth below (additions are indicated by underlining and deletions are indicated by strikeouts).
•
Article II, Section 12 of the By-laws will be amended to read as follows:

SECTION 12. NO CUMULATIVE VOTING. ~~In all elections for directors, every shareholder shall have the right to vote, in person or by proxy, the number of shares owned by him, for as many persons as there are directors to be elected, or to cumulate said shares, and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them on the same principle among as many candidates as he shall see fit.~~ No holder of shares of any class of the corporation shall have any cumulative voting rights in the election of directors or in any other circumstances.
•
Article III, Section 14 of the By-laws will be amended to read as follows:

SECTION 14. REMOVAL OF DIRECTORS. One or more of the directors may be removed, with or without cause, at a meeting of shareholders by the affirmative vote of the holders of a majority of the outstanding shares then entitled to vote at an election of directors, except that:
(1)
No director shall be removed at a meeting of shareholders unless the notice of such meeting shall state that a purpose of the meeting is to vote upon the removal of one or more directors named in the notice. Only the named director or directors may be removed at such meeting; and

~~(2)~~
~~If less than the entire board is to be removed, no director may be removed, with or without cause, if the votes cast against his removal would be sufficient to elect him, if then cumulatively voted at an election of the entire board of directors; and~~

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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~~(3)~~(2)
If a director is elected by a class or series of shares, he may be removed only by the shareholders of that class or series.

Effectiveness of Proposed Amendment
If approved by our shareholders, the Proposed Amendment will become effective and the Restated Articles of Incorporation will be deemed to have been amended accordingly upon filing of articles of amendment with the Illinois Secretary of State, which would occur following the 2025 Annual Meeting. However, the Proposed Amendment may be delayed or abandoned by the Board at any time prior to the filing of articles of amendment with the Illinois Secretary of State, including after approval of this proposal, if the Board determines for any reason that doing so would be in the best interests of the Company and its shareholders.
Vote Required for Approval
Approval of this proposal requires the affirmative votes of a majority of the shares of Grainger common stock outstanding as of the Record Date. Abstentions and broker non-votes will have the same effect as votes against the proposal.
Effect of Not Obtaining the Vote Required for Approval
If this proposal is not approved by our shareholders, the Proposed Amendment will not become effective, and the Restated Articles of Incorporation and the By-laws will remain unchanged.
Dissenters’ or Appraisal Rights
Under Illinois law, Company shareholders who do not vote in favor of the Proposed Amendment and who follow the procedures required by Section 11.70 of the Illinois Business Corporation Act of 1983, as amended (the “ILBCA”), will have the right to dissent from the Proposed Amendment and obtain payment for the “estimated fair value” of their shares in the form of cash in the event that the Proposed Amendment becomes effective. The following description of dissenters’ rights and procedures is qualified in its entirety by reference to Section 11.70 of the ILBCA, a copy of which is attached as Appendix C to this proxy statement. If you are considering exercising your dissenters’ rights, you should carefully review Appendix C to this proxy statement. Because of the complexity of the procedure established for exercising dissenters’ rights under Section 11.70 of the ILBCA, the Company encourages you to consult an attorney before electing or attempting to exercise these rights.
Under the ILBCA, all shareholders entitled to dissenters’ rights must be notified of that fact and the procedure to dissent in the meeting notice relating to the transaction with respect to which they are entitled to assert dissenters’ rights. This proxy statement constitutes that notice. Because the Company has furnished to shareholders in this proxy statement material information with respect to the Proposed Amendment, including the elimination of cumulative voting rights, that will objectively enable a shareholder to evaluate the Proposed Amendment, to vote on the proposal and to determine whether or not to exercise dissenters’ rights, a shareholder may assert these rights only if (i) prior to the vote on the Proposed Amendment at the 2025 Annual Meeting, the shareholder delivers to the Company a written demand, as described in Section 11.70 of the ILBCA, for payment for their shares in the event the Proposed Amendment becomes effective and (ii) the shareholder does not vote in favor of the Proposed Amendment.
If a shareholder votes in favor of the Proposed Amendment, the shareholder will not be entitled to dissent and obtain payment for their shares, and a vote against the Proposed Amendment will not satisfy the above requirement that a written demand for payment be delivered to the Company before the vote on the Proposed Amendment. Failure to vote against the approval of the Proposed Amendment will not waive a shareholder’s dissenters’ rights, provided that the shareholder has not voted in favor of the Proposed Amendment and, provided, further, that the shareholder has complied in all other respects with the ILBCA in preserving the shareholder’s dissenters’ rights. See Appendix C for the full text of Section 11.70 of the ILBCA.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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Questions and Answers
Virtual Meeting
How do I attend the Annual Meeting of Shareholders?

To virtually attend the 2025 Annual Meeting, go to the Annual Meeting Website at www.virtualshareholdermeeting.com/GWW2025; then, enter the 16-digit Control Number found on your proxy card or voting instruction form.
How do I vote prior to the Annual Meeting of Shareholders?

You may vote your shares prior to the 2025 Annual Meeting via the internet by visiting www.ProxyVote.com, via telephone by calling 1-800-690-6903 or, if you received a paper copy of a proxy or voting instruction card, by mail, by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided.
How do I vote during the Annual Meeting?

You may vote your shares and submit your questions prior to the 2025 Annual Meeting by entering your Control Number and following the instructions also available on the Annual Meeting Website. You may vote during the virtual meeting by going to www.virtualshareholdermeeting.com/GWW2025. We will answer questions germane to the Company and the 2025 Annual Meeting.
Proxy Materials
What is the purpose of this proxy statement?

This proxy statement relates to the 2025 Annual Meeting, to be held on April 30, 2025, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending or making available this proxy statement to you because Grainger’s Board is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 7, 2025.
What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must sign, date and return all proxy forms to ensure that all of your shares are voted.
Who pays for the solicitation of proxies?

Grainger will bear all costs of this proxy solicitation. In addition to solicitation by mail, proxies may be solicited in person, by telephone or other means of electronic communication by directors, officers and other employees of Grainger, who will not receive any additional compensation for such solicitation activities.
We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of certain disbursements and expenses.
May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:
•
Deliver timely written notice that you are revoking your proxy to Grainger’s Office of the Corporate Secretary;

•
Provide to Grainger another proxy with a later date (which can be accomplished by telephone, by internet or by signing, dating and returning a proxy form); or

•
Vote at the virtual meeting.

Voting Information
Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger’s books at the close of business on March 3, 2025, the record date for the meeting, may vote. There were 48,171,429 shares of common stock outstanding on that date.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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What is the difference between holding shares as “shareholder of record” and as “beneficial owner”?

If your shares are registered directly in your name with Grainger’s transfer agent, Computershare, you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the virtual meeting.
If your shares are held in street name by a brokerage firm, bank or other nominee, you are the beneficial owner of the shares.
Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of Directors, on the advisory vote on the compensation of Grainger’s Named Executive Officers (NEOs), or on the amendment to the Restated Articles of Incorporation. Please contact your brokerage firm, bank or other nominee with instructions to vote your shares for the election of Directors, on the advisory vote on the compensation of Grainger’s NEOs, on the amendment to the Restated Articles of Incorporation, and on other matters to be considered at the meeting.
If my shares are held in “street name,” can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of Directors, on the advisory vote related to executive compensation, on the amendment to the Restated Articles of Incorporation, or on any non-routine matters.
What is the voting standard for each of the 2025 Annual Meeting agenda items?

2025 Annual Meeting Agenda Item	Voting Standard	Frequency of Vote	Cumulative Voting?
Election of Directors	Majority & Cumulative	Annual	Yes
Ratification of Independent Auditor	Majority	Annual	No
(Non-binding) Advisory Vote on NEO Compensation (“Say on Pay”)	Majority	Annual	No
Amendment to the Restated Articles of Incorporation to Eliminate Cumulative Voting	Majority	One-time	No
What is cumulative voting? How many votes do I have?

You have the right to cumulative voting in the election of Directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of Directors being elected. You may cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee, or you may apportion your votes among two or more nominees.
Cumulative voting is only available for Director elections. In any matter other than the election of Directors, each of your shares is entitled to one vote.
Does Grainger have majority voting for the election of Directors with a resignation policy for Directors failing to receive the required majority vote?

Yes. As required under Illinois law, Directors may only be elected by the votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2025 Annual Meeting. Moreover, in accordance with the Company’s Criteria for Membership on the Board of Directors, any Director standing for re-election (including the 12 nominees standing for election at the 2025 Annual Meeting) who fails to receive the required majority vote is expected to tender their resignation for consideration by the BANC. The BANC will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the BANC’s recommendation within 90 days after the results of the Director election at the 2025 Annual Meeting are certified. Following the Board’s decision on the BANC’s recommendation, the Company will publicly disclose the Board’s decision.
What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2025 Annual Meeting.
What voting standard applies to the advisory vote on the compensation of the NEOs?

Although the shareholders’ vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers (Say on Pay)—Grainger’s five highest paid executive officers whose compensation is discussed in the Compensation Discussion and Analysis in this proxy statement—is determined by the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2025 Annual Meeting.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	80	2025 proxy statement
What voting standard applies to the vote on the amendment to the Restated Articles of Incorporation to eliminate cumulative voting?

Approval of the amendment to the Restated Articles of Incorporation to eliminate cumulative voting requires the affirmative votes of a majority of the shares of Grainger common stock outstanding as of the Record Date.
How frequently does Grainger conduct an advisory vote on the compensation of its NEOs?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes (Say on Frequency) at least every six years. There was an advisory vote on the Say on Frequency at Grainger’s 2023 Annual Meeting. The next advisory vote on Say on Frequency is expected to occur at Grainger’s 2029 Annual Meeting.
What if I don’t indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger’s Board. Specifically, your shares will be voted, either individually or cumulatively:
•
FOR the election of the 12 Director nominees named in this proxy statement;

•
FOR the proposal to ratify the appointment of the independent auditor;

•
FOR the approval of the non-binding advisory vote on the compensation of Grainger’s NEOs; and

•
FOR the approval and adoption of an amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting rights.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank or other nominee you must specifically instruct your nominee how you want your shares voted for the election of Directors, and on the advisory resolution on the compensation of Grainger’s NEOs; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank or other nominee with instructions to vote your shares for the election of Directors and on other matters to be considered at the meeting.
How does discretionary voting apply?

Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.
What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter must be present or represented by proxy at the annual meeting to constitute a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by internet or by signing, dating and returning a proxy form.
Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of our annual meeting.
What is the deadline for receipt of shareholder proposals for inclusion in the proxy statement for the 2026 annual meeting?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to the Office of the Corporate Secretary at the address on the Notice of 2025 Annual Meeting of Shareholders accompanying this proxy statement. The proposal must be received by Grainger no later than November 7, 2025 and must comply with SEC rules and other requirements prescribed in our By-laws.
What is the procedure for nomination of Directors at the 2026 annual meeting using Grainger’s proxy access By-laws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company’s outstanding shares of common stock continuously for at least the previous three years may nominate and include in Grainger’s proxy statement and proxy card qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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What is the procedure for other nominations of Directors or proposals to transact business at the 2026 Annual Meeting?

A shareholder entitled to vote for the election of Directors at an annual meeting and who is a shareholder of record on:
•
the record date for that annual meeting;

•
the date the shareholder provides timely notice to Grainger; and

•
the date of the annual meeting;

may directly nominate persons for Director or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Office of the Corporate Secretary at the address on the Notice of 2025 Annual Meeting of Shareholders accompanying this proxy statement.
Our By-laws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 31, 2025, and no later than January 30, 2026.
Our By-laws also require that written notice of nominees for the election of Directors intended to be made by a shareholder at the next annual meeting be delivered by no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the proxy statement for the preceding annual meeting of shareholders, which in this case is November 7, 2025.
To be in proper written form, these notices must include certain information required by our By-laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed Director nominee. A nomination or other business will not be considered if it does not comply with these notice procedures and the additional requirements set forth in our By-laws, including, as appropriate, those set forth in Rule 14a-19 of the Exchange Act.
A copy of our By-laws is available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com or may be obtained free of charge on written request to the Office of the Corporate Secretary at the address on the Notice of 2025 Annual Meeting of Shareholders accompanying this proxy statement.
Information not Incorporated into This Proxy Statement
Neither the Company’s ESG Report, nor the information on the Company’s websites, including http://invest.grainger.com, will be deemed to be incorporated into this proxy statement by reference or otherwise incorporated into any other filings the Company makes with the SEC, except to the extent the Company specifically incorporates any such information by reference.
Forward Looking Statements
From time to time in this Annual Report on Form 10-K as well as in other written reports, communications and verbal statements, Grainger (as defined below) makes forward-looking statements that are not historical in nature but concern forecasts of future results, business plans, analyses, prospects, strategies, objectives and other matters that may be deemed to be “forward-looking statements” under the federal securities laws. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project,” “will,” or “would,” and similar terms and phrases, including references to assumptions.
Grainger cannot guarantee that any forward-looking statement will be realized and achievement of future results is subject to risks and uncertainties, many of which are beyond Grainger’s control, which could cause Grainger’s results to differ materially from those that are presented.
Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements include, without limitation: inflation, higher product costs or other expenses, including operational and administrative expenses; a major loss of customers; loss or disruption of sources of supply; changes in customer or product mix; increased competitive pricing pressures; changes in third-party practices regarding digital advertising; failure to enter into or sustain contractual arrangements on a satisfactory basis with group purchasing organizations; failure to develop, manage or implement new technology initiatives or business strategies, including with respect to Grainger’s eCommerce platforms and artificial intelligence; failure to adequately protect intellectual property or successfully defend against infringement claims; fluctuations or declines in Grainger’s gross profit margin; Grainger’s responses to market pressures; the outcome of pending and future litigation or governmental or regulatory proceedings, including with respect to wage and hour, anti-bribery and corruption, environmental, regulations related to advertising, marketing and the internet, consumer protection, pricing (including disaster or emergency declaration pricing statutes), product liability, compliance or safety, trade and export compliance, general commercial disputes or privacy and cybersecurity matters; investigations, inquiries, audits and changes in laws and regulations; failure to comply with laws, regulations and standards, including new or stricter environmental laws or regulations; government contract matters; the impact of any government shutdown; disruption
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	82	2025 proxy statement
or breaches of information technology or data security systems involving Grainger or third parties on which Grainger depends; general industry, economic, market or political conditions; general global economic conditions including existing, new, or increased tariffs, trade issues and changes in trade policies, inflation, and interest rates; currency exchange rate fluctuations; market volatility, including price and trading volume volatility or price declines of Grainger’s common stock; commodity price volatility; facilities disruptions or shutdowns; higher fuel costs or disruptions in transportation services; effects of outbreaks of pandemic disease or viral contagions, global conflicts, natural or human induced disasters, extreme weather and other catastrophes or conditions; effects of climate change; failure to execute on our efforts and programs related to environmental, social and governance matters; competition for, or failure to attract, retain, train, motivate and develop executives and key team members; loss of key members of management or key team members; loss of operational flexibility and potential for work stoppages or slowdowns if team members unionize or join a collective bargaining arrangement; changes in effective tax rates; changes in credit ratings or outlook; Grainger’s incurrence of indebtedness or failure to comply with restrictions and obligations under its debt agreements and instruments and other factors identified under Part I, Item 1A: Risk Factors and elsewhere in this Form 10-K.
The preceding list is not intended to be an exhaustive list of all of the factors that could impact Grainger’s forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on Grainger’s forward looking-statements and Grainger undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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APPENDIX A
CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE SUPPLEMENTAL TO NYSE STANDARDS
Business Transactions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company’s annual sales to Grainger are less than one percent (1%) of that company’s consolidated gross revenues and if in each of the three most recent fiscal years Grainger’s sales to the other company are less than one percent (1%) of that company’s consolidated gross revenues.
Tax-Exempt Contributions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an officer, Director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger’s contributions to the organization are less than one percent (1%) of the organization’s total annual contributions.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

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APPENDIX B
The Company’s financial targets for its MIP and PSU grants are based on non-GAAP and other financial measures. The first table below defines each measure and describes the adjustments to the related GAAP measure and modifications to Grainger’s non-GAAP measures for purposes of the Company’s compensation targets. Reconciliations of each non-GAAP measure to GAAP are made in subsequent tables. Additional non-GAAP measures that are not modified for purposes of the Company’s compensation targets are reconciled within the Company’s earnings release filed on January 31, 2025 or within the Earnings Presentation included on the Company’s website. As it relates to Grainger’s prior year financial targets and results for its MIP and PSU grants, including the Company’s reconciliations of its non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the U.S. Securities and Exchange Commission (SEC) on March 16, 2023.
Non-GAAP Financial Measures and Compensation Metric Definitions
Measure	Non-GAAP Definition	Modifications to Non-GAAP	Rationale
Adjusted ROIC—Total Company (MIP)	The Company’s adjusted operating earnings for the period divided by average net working assets (a five-point average year-to-date).	Modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets.	Provides useful information regarding how effectively the Company is using capital to generate financial returns.
Daily, Organic Constant Currency Sales—Total Company (MIP)	The Company’s year-over-year sales growth adjusted for the difference in U.S. selling days relative to the prior year period. The measure also excludes the sales of certain divested businesses in the prior year period post date of divestiture and the impact on the Company’s sales due to foreign currency exchange rate fluctuations.	Modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets.	Provides a better baseline for analyzing the Company’s ongoing performance excluding items that may not be indicative of core operating results.
Share Gain—High-Touch Solutions—U.S. (PSU)	“U.S. share gain” is a relative metric using High-Touch Solutions—U.S. daily sales growth, excluding the sales of certain divested businesses in prior year period post date of divestiture, less estimated U.S. MRO market growth. The U.S. MRO market is based on Company estimates using a compilation of IP—NAICS Manufacturing sub-index (volume component) and PPI—Final Demand, Private Capital sub-index (price component) as the primary inputs.	Modified for a three-year performance cycle average.	Provides a baseline for analyzing the ongoing performance of the High-Touch Solutions—U.S. business.
Adjusted Operating Margin—Total Company (PSU)	The Company’s operating earnings adjusted for the impact of certain divested businesses in the period divided by reported sales on a consolidated basis for the period.	Modified for a three-year performance cycle average.	Provides a better baseline for analyzing the Company’s ongoing performance excluding items that may not be indicative of core operating results.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	B-2	2025 proxy statement
Measure	Non-GAAP Definition	Modifications to Non-GAAP	Rationale
Daily, Constant Currency Sales in Local Days—Endless Assortment (PSU)	The Company’s Endless Assortment segment year-over-year sales growth adjusted for the difference in local selling days relative to the prior year period. The measure also excludes the impact on the Company’s sales due to foreign currency exchange rate fluctuations.	Modified for a three-year performance cycle average.	Provides a better baseline for analyzing the Endless Assortment segment’s ongoing performance excluding items that may not be indicative of core operating results.
GAAP to Non-GAAP Financial Measures and Compensation Metric Reconciliations
(In millions of dollars, except for percentage data)
Adjusted ROIC—Total Company	Total	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Reported operating earnings (GAAP)	$2,637
Restructuring charges(1)	$16
Adjusted operating earnings (non-GAAP)	$2,653
Foreign exchange(2)	15
Adjusted operating earnings (MIP)	$2,668

Total assets		$8,829	$8,617	$8,352	$8,400	$8,147
Cash equivalents		(731)	(772)	(552)	(635)	(473)
Deferred and prepaid income taxes		(29)	(65)	(74)	(11)	(19)
Right-of-use assets		(371)	(400)	(396)	(408)	(429)
LIFO reserves		804	794	786	778	770
Working liabilities		(1,738)	(1,837)	(1,838)	(1,871)	(1,761)
Total net working assets(3) (non-GAAP)	$6,373	$6,764	$6,337	$6,278	$6,253	$6,235
Foreign exchange(2)	68
Total net working assets (MIP)	$6,441

Adjusted ROIC (non-GAAP)	41.6%
Adjusted ROIC (MIP)	41.4%

(1)
Excludes restructuring charges in SG&A of $15 million in the High-Touch Solutions N.A. segment and $1 million in Grainger’s Other businesses recorded in the second quarter of 2024. The charges consisted primarily of team member severance and benefit costs.

(2)
Foreign exchange for compensation purposes is calculated at Grainger’s planned foreign currency exchange rates used when setting initial targets for the full year 2024 period.

(3)
Net working assets are working assets minus working liabilities on a five-point average. Working assets are defined as total assets less cash equivalents, deferred and prepaid income taxes, right-of-use lease assets plus any LIFO reserves. Working liabilities are defined as the sum of trade payables, accrued compensation and benefits, accrued contributions to employee retirement savings plans and accrued expenses.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	B-3	●
Twelve Months Ended December 31, 2024
Daily, Organic Constant Currency Sales	Total Company
Reported sales (GAAP)	4.2%
Daily impact(1)	(0.8)
Business divestiture(2)	0.4
Foreign exchange(3)	0.9
Daily, organic constant currency sales (non-GAAP)	4.7%
Foreign exchange(4)	(0.2)
Daily, organic constant currency sales (MIP)	4.5%

(1)
There were 256 and 254 sales days in the full year 2024 and 2023, respectively.

(2)
Excludes the sales results in the prior period post date of divestiture of E & R Industrial Sales, Inc. completed in the fourth quarter of 2023.

(3)
Excludes the impact of year-over-year foreign currency exchange rate fluctuations.

(4)
Foreign exchange for compensation purposes is calculated at Grainger’s planned foreign currency exchange rates used when setting initial targets for the full year 2024 period.

		Twelve Months Ended December 31,
Share Gain—High-Touch Solutions—U.S.	Total	2024	2023	2022
Reported sales (GAAP)		3.5%	9.0%	20.3%
Daily impact(1)		(0.8)	0.5	(0.5)
Daily sales (non-GAAP)		2.7%	9.5%	19.8%
Business divestiture(2)		0.6%	—%	—%
Daily organic sales (non-GAAP)		3.3%	9.5%	19.8%
MRO market growth—U.S.(3)		(2.3)%	(4.3)%	(12.0)%
Share gain—High-Touch Solutions—U.S.		97 bps	518 bps	781 bps
Share gain—High-Touch Solutions—U.S. (PSU)(4)	465 bps

(1)
There were 256, 254, and 255 sales days in the full year 2024, 2023, and 2022, respectively.

(2)
Excludes the sales results in the prior period post date of divestiture of E & R Industrial Sales, Inc. completed in the fourth quarter of 2023.

(3)
The U.S. MRO market growth is an internally generated metric based on the Company’s estimates using a compilation of external market data.

(4)
For purposes of the 2022-2024 PSU cycle, the three-year average was based on performance for 2024 (+97 bps), 2023 (+518 bps) and 2022 (+781 bps). Basis point figures are calculated on amounts prior to rounding in the reconciliation above and for this reason may vary slightly from those obtained by performing the same calculations using the figures provided above.

		Twelve months ended December 31,
Adjusted Operating Margin—Total Company	Total	2024	2023	2022
Reported sales (GAAP)		$17,168	$16,478	$15,228

Reported operating earnings (GAAP)		$2,637	$2,565	$2,215
Business divestiture(1)		—	26	(21)
Restructuring charges(2)		16	—	—
Adjusted operating earnings (non-GAAP)		$2,653	$2,591	$2,194

Reported operating margin (GAAP)		15.4%	15.6%	14.5%
Adjusted operating margin (non-GAAP)		15.5%	15.7%	14.4%
Adjusted operating margin (PSU)(3)	119 bps
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	B-4	2025 proxy statement
(1)
Excludes the loss (gain) on divestiture of E & R Industrial Sales, Inc., and Cromwell’s enterprise software business completed in the fourth quarters of 2023 and 2022, respectively.

(2)
Excludes restructuring charges in SG&A of $15 million in the High-Touch Solutions N.A. segment and $1 million in Grainger’s Other businesses recorded in the second quarter of 2024. The charges consisted primarily of team member severance and benefit costs.

(3)
For purposes of the 2022-2024 PSU cycle, the three year average was based on performance compared to the prior year period for 2024 (-27 bps), 2023 (+132 bps) and 2022 (+253 bps). Basis point figures are calculated on amounts prior to rounding in the reconciliation above and for this reason may vary slightly from those obtained by performing the same calculations using the figures provided above.

		Twelve Months Ended December 31,
Daily Sales—Endless Assortment	Total	2024	2023	2022
Reported sales (GAAP)		7.5%	4.7%	8.2%
Daily impact(1)		(0.9)	0.4	(0.5)
Foreign exchange(2)		5.0	5.3	12.4
Local days impact(3)		0.9	(1.1)	0.6
Daily, constant currency sales in local days (non-GAAP)		12.5%	9.3%	20.7%
Daily sales (PSU)(4)	14.2%

(1)
There were 256, 254 and 255 sales days in the full year 2024, 2023 and 2022, respectively.

(2)
Excludes the impact of year-over-year foreign currency exchange rate fluctuations.

(3)
There were 244, 245 and 242 MonotaRO sales days in the full year 2024, 2023 and 2022, respectively. There were 254, 251 and 250 Zoro UK sales days in the full year 2024, 2023 and 2022, respectively.

(4)
For purposes of the 2022-2024 PSU cycle, the three year average was based on performance for 2024 (+12.5%), 2023 (+9.3%) and 2022 (+20.7%).

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	C-1	●
Appendix C
Section 11.70 of the Illinois Business Corporation Act: Procedure to Dissent
(1)
If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters’ rights, a shareholder may assert dissenters’ rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

(2)
If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters’ rights, a shareholder may assert dissenter’s rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

(3)
Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation’s latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation’s statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

(4)
A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

(5)
If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation’s statement of value, shall notify the corporation in writing of the shareholder’s estimated fair value and amount of interest due and demand payment for the difference between the shareholder’s estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

(6)
If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

(7)
The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

(8)
Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

●	C-2	2025 proxy statement
(9)
The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection (c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

(a)
Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c), (d) or (f).

(b)
Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this Section.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefited. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.
(1)
As used in this Section:

(a)
“Fair value”, with respect to a dissenter’s shares, means the proportionate interest of the shareholder in the corporation, without discount for minority status or, absent extraordinary circumstance, lack of marketability, immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

(b)
“Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	PROPOSAL 4: APPROVAL AND ADOPTION	QUESTIONS AND ANSWERS	APPENDICES

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV61976-P186161a. Rodney C. Adkins1b. George S. Davis1c. Katherine D. Jaspon1d. Christopher J. Klein1e. D.G. Macpherson1f. Cindy J. Miller1g. Neil S. Novich1h. Beatriz R. Perez1i. E. Scott Santi1j. Susan Slavik Williams1k. Lucas E. Watson1l. Steven A. WhiteFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !W.W. GRAINGER, INC.100 GRAINGER PARKWAYLAKE FOREST, IL 600453. To approve on a non-binding advisory basis thecompensation of Grainger's Named Executive Officers.4. To approve and adopt the amendment to the RestatedArticles of Incorporation to eliminate cumulative voting.2. To ratify the appointment of Ernst & Young LLP ("EY") asindependent auditor for the year ending December 31,2025.NOTE: In their discretion upon such other matters as mayproperly come before the meeting or any adjournment orpostponement thereof.W.W. GRAINGER, INC.1. To elect 12 Director nominees named in the proxystatement for the ensuing yearNominees:The Board of Directors recommends you vote FOR thefollowing:The Board of Directors recommends you vote
FORproposals 2, 3 and 4.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. ET on (1) April 27, 2025 for shares held in a Plan and(2) April 29, 2025 if you are a registered shareholder. Have your proxy card in hand whenyou access the website and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GWW2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. ET on (1) April 27, 2025 for shares held in a Plan and (2) April 29, 2025 if youare a registered shareholder. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

V61977-P18616W.W. GRAINGER, INC.Annual Meeting of ShareholdersApril 30, 2025 10:00 AM CDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints D.G. Macpherson, Nancy L. Berardinelli-Krantz, and Deidra C. Merriwether, and each ofthem, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares ofthe Common Stock of W.W. Grainger, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders ofW.W. Grainger, Inc., to be held on April 30, 2025, virtually at www.virtualshareholdermeeting.com/GWW2025, and at any andall adjournments thereof, with all the powers the undersigned would possess if personally present and voting.A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will bevoted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, 3 and 4. The proxy holders reservethe right to cumulate votes and cast such votes in favor of the election of some or all of the applicable directornominees in their sole discretion.Continued and to be voted, signed and dated on reverse sideImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement, and the Annual Report are available at www.proxyvote.com.This material is being sent to you by reason of your being a registered shareholder or yourparticipation in one or more of the following plans available to eligible employees ofW.W. Grainger, Inc. and/or its subsidiaries:W.W. Grainger, Inc. Retirement Savings PlanW.W. Grainger, Inc. 401(k) PlanEmployee Stock Purchase Plan